SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-77909)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 40
and
REGISTRATION STATEMENT (No. 811-3480)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No.    [  ]
Daily Money Fund

(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109

(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000

Siobhan PerkinsMorris, Nichols, Arsht & Tunnell
1201 N. Market Street, P.O. Box 1347
Wilmington, DE
19899-1347____________________________________________________________
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b)
 ( x ) on ( November 29, 1996 ) pursuant to paragraph (b)
 (  ) 60 days after filing pursuant to paragraph (a)(i)
 (  ) on (             ) pursuant to paragraph (a)(i)
 (  ) 75 days after filing pursuant to paragraph (a)(ii)
 (  ) on (            ) pursuant to paragraph (a)(ii) of rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and filed the Notice required by such Rule on September 19, 1996.
FIDELITY DAILY MONEY FUND
CAPITAL RESERVES: MONEY MARKET PORTFOLIO, U.S, GOVERMENT PORTFOLIO, AND MUNICIPAL MONEY MARKET PORTFOLIO

CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................   Cover Page

2            ..............................   Expenses

3     a      ..............................   Financial Highlights

      b      ..............................   *

      c      ..............................   Performance

      d      ..............................   Cover Page

4     a      i.............................   Charter

             ii...........................    Investment Principles and Risks; Securities and
                                              Investment Practices; Fundamental Investment
                                              Policies and Restrictions

      b      ..............................   Securities and Investment Practices

      c      ..............................   Who May Want to Invest; Investment Principles
                                              and Risks; Securities and Investment Practices

5     a      ..............................   Charter

      b      i.............................   FMR and Its Affiliates

             ii...........................    FMR and Its Affiliates; Charter; Breakdown of
                                              Expenses

             iii..........................    Expenses; Breakdown of Expenses; Management
                                              Fee

      c      ..............................   FMR and Its Affiliates

      d      ..............................   Charter; Breakdown of Expenses; Cover Page;
                                              FMR and Its Affiliates

      e      ..............................   FMR and its Affiliates; Breakdown of Expenses;
                                              Other Expenses

      f      ..............................   Expenses

      g      ..............................   Expenses; FMR and Its Affiliates

      5A     ..............................   *

6     a      i.............................   Charter

             ii...........................    How to Buy Shares; How to Sell Shares; Investor
                                              Services; Transaction Details; Exchange
                                              Restrictions

             iii..........................    *

      b      .............................    FMR and Its Affiliates

      c      ..............................   Charter

      d      ..............................   Cover Page; Charter

      e      ..............................   Cover Page; How to Buy Shares; How to Sell
                                              Shares; Investor Services; Exchange Restrictions

      f, g   ..............................   Dividends, Capital Gains, and Taxes

7     a      ..............................   Charter; Cover Page

      b      ..............................   How to Buy Shares; Transaction Details

      c      ..............................   *

      d      ..............................   How to Buy Shares

      e      ..............................   Transaction Details; Breakdown of Expenses

      f      ..............................   Breakdown of Expenses; Other Expenses

8            ..............................   How to Sell Shares; Investor Services; Transaction
                                              Details; Exchange Restrictions

9            ..............................   *


* Not Applicable

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of a fund's most recent financial report and portfolio listing or a copy of
   the Statement of Additional Information (SAI) dated     November 29,
1996.    The SAI has been filed with the Securities and Exchange Commission
(SEC) and is available along with other related materials on the SEC's Internet Web site (http:/www.sec.gov). The SAI is incorporated herein by
reference (legally forms a part of the prospectus). For a free     copy of
either document,    call     Fidelity Client Services at 1-800-843-3001, or
your investment professional.
INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT A FUND WILL MAINTAIN A STABLE $1.00 SHARE PRICE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR GUARANTEED BY, ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE
BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT
TO INVESTMENT RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL AMOUNT INVESTED.

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.
CAPR-pro-1196

Funds of Daily Money Fund

CAPITAL RESERVES:
MONEY MARKET PORTFOLIO
(fund number    6    82)
U.S. GOVERNMENT PORTFOLIO
(fund number    68    1)
MUNICIPAL MONEY MARKET PORTFOLIO
(fund number    6    83)
Money Market Portfolio and U.S. Government Portfolio each seeks as high a level of current income as is consistent with the preservation of capital and liquidity by investing in money market instruments.
Municipal Money Market Portfolio seeks to provide investors with as high a level of current income, exempt from federal income taxes, as is consistent with a portfolio of high quality short-term municipal obligations selected on the basis of preservation of capital and liquidity.
PROSPECTUS
NOVEMBER 29, 1996(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
   CONTENTS



KEY FACTS                                       WHO MAY WANT TO INVEST

                                                   E    XPENSES Each fund's        yearly operating expenses.

                                                FINANCIAL HIGHLIGHTS A summary of each fund's
                                                financial data.

                                                   P    ERFORMANCE

THE FUNDS IN DETAIL                             CHARTER How each fund is organized.

                                                INVESTMENT PRINCIPLES AND RISKS Each fund's
                                                overall approach to investing.

                                                BREAKDOWN OF EXPENSES How operating costs
                                                are calculated and what they include.

YOUR ACCOUNT                                    TYPES OF ACCOUNTS Different ways to set up your
                                                account, including tax-sheltered retirement plans.

                                                HOW TO BUY SHARES Opening an account and
                                                making additional investments.

                                                HOW TO SELL SHARES Taking money out and closing
                                                your account.

                                                INVESTOR SERVICES Services to help you manage
                                                your account.

SHAREHOLDER AND        ACCOUNT POLICIES         DIVIDENDS, CAPITAL GAINS, AND TAXES

                                                TRANSACTION DETAILS Share price calculations and
                                                the timing of purchases and redemptions.

                                                EXCHANGE RESTRICTIONS


KEY FACTS


WHO MAY WANT TO INVEST
Each fund offers individual and institutional investors a convenient way to invest in professionally managed portfolios of money market instruments. Each fund is designed for those investors who would like to earn current income (tax-free income in the case of Municipal Money Market Portfolio) while preserving the value of their investment.
The rate of income will vary from day to day, generally reflecting short-term interest rates.
Each fund is managed to keep its share price stable at $1.00. U.S. Government Portfolio offers an added measure of safety with its focus on U.S. Government securities.
   These funds do not constitute a balanced investment plan. However, because they emphasize stability, they could be well-suited for a portion
of your investments.     Each fund offers free checkwriting to give you
easy access to your money.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you    may     pay when you
buy or sell shares of a fund.
Maximum sales charge on purchases and reinvested distributions         None

Maximum deferred sales charge                                          None

Redemption fee         None

Exchange fee         None

ANNUAL OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to Fidelity Management & Research Company (FMR). Each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports.
12b-1 fees are paid by each fund to the distributor for services and expenses in connection with the distribution of each fund's shares. Long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc., due to 12b-1 fees.
Each fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page ).
The following    figures     are based on historical expenses of each fund
and are calculated as a percentage of average net assets of each fund. MONEY MARKET PORTFOLIO
Management fee                    .33    %
                                  A

12b-1 fee (Distribution Fee)   .35%

Other expenses                    .31    %

Total operating expenses       .99%
                                  A

U.S. GOVERNMENT PORTFOLIO
Management fee                    .30    %
                                  A

12b-1 fee (Distribution Fee)   .35%

Other expenses                    .34    %

Total operating expenses       .99%
                                  A

MUNICIPAL MONEY MARKET PORTFOLIO
Management fee                    .29    %
                                  A

12b-1 fee (Distribution Fee)   .35%

Other expenses                    .35    %

Total operating expenses       .99%
                                  A

   A AFTER EXPENSE REDUCTIONS
EXPENSE TABLE EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and full redemption at the end of each time period:

                                   1             3             5             10
                                   Year          Years         Years         Years

Money Market Portfolio             $    10       $    32       $    55       $    12
                                                                                1

U.S. Government Portfolio          $    10       $    32       $    55       $    12
                                                                                1

Municipal Money Market Portfolio   $    10       $    32       $    55       $    12
                                                                                1


THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.
   FMR has voluntarily agreed to reimburse each fund to the extent that total operating expenses exceed 0.99% of its average net assets. If these agreements were not in effect, the management fees and total operating expenses, as a percentage of average net assets, of each fund would have been 0.50% and 1.16% for Money Market Portfolio, 0.50% and 1.19% for U.S. Government Portfolio, and 0.50% and 1.20% for Municipal Money Market Portfolio. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions and extraordinary expenses.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow and each fund's financial statements are included in the funds' Annual Report and have been audited by Coopers & Lybrand L.L.P., independent accountants. Their reports on the financial statements and financial highlights are included in the Annual Report. The financial statements, the financial highlights, and the reports are incorporated by reference into the funds' SAI, which may be obtained free of charge from Fidelity Client Services at the phone number listed on page .
   MONEY MARKET PORTFOLIO



    1.Selected Per-Share Data and Ratios

 2.Fiscal years ended July 31                  1996            1995          1994          1993          1992          1991A

 3.Net asset value, beginning of period        $ 1.000         $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000

 4.Income from Investment Operations           .047            .048          .027          .025          .041          .047
  Net interest income

 5.Less Distributions                           (.047)          (.048)        (.027)        (.025)        (.041)        (.047)
  From net interest income

 6.Net asset value, end of period              $ 1.000         $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000

 7.Total returnB                               4.80%           4.86%         2.72%         2.57%         4.13%         4.79%

 8.Net assets, end of period (000 omitted)     $ 1,230,547     $ 975,975     $ 680,149     $ 601,498     $ 354,189     $ 108,991

 9.Ratio of expenses to average net assets     .99%            .99%          .98%          .95%          .82%          .83%C
                                               D               D             D             D             D             ,D

 10.Ratio of net interest income to average
net                                             4.69%           4.80%         2.70%         2.52%         3.81%         5.71%C
 assets


 A OCTOBER 23, 1990 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 1991
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C ANNUALIZED
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
U.S. GOVERNMENT PORTFOLIO



 11.Selected Per-Share Data and Ratios

 12.Fiscal years ended July 31                    1996          1995          1994          1993          1992          1991A

 13.Net asset value, beginning of period         $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000

 14.Income from Investment Operations             .046          .045          .025          .024          .041          .046
  Net interest income

 15.Less Distributions                             (.046)        (.045)        (.025)        (.024)        (.041)        (.046)
  From net interest income

 16.Net asset value, end of period                $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000

 17.Total returnB                                  4.70%         4.64%         2.52%         2.40%         4.15%         4.66%

 18.Net assets, end of period (000 omitted)       $ 200,504     $ 201,965     $ 306,261     $ 264,483     $ 308,542     $ 80,762

 19.Ratio of expenses to average net assets        .99%          .99%          .98%          .95%          .65%          .70%C
                                                    D             D             D             D             D             ,D

 20.Ratio of net interest income to average net    4.62%         4.41%         2.50%         2.39%         3.82%         5.65%C
 assets


 A OCTOBER 23, 1990 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 1991
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C ANNUALIZED
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
MUNICIPAL MONEY MARKET PORTFOLIO



 21.Selected Per-Share Data and Ratios

 22.Fiscal years ended July 31                     1996          1995          1994          1993          1992         1991A

 23.Net asset value, beginning of period          $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000      $ 1.000

 24.Income from Investment Operations              .028          .029          .018          .019          .031         .028
  Net interest income

 25.Less Distributions                             (.028)        (.029)        (.018)        (.019)        (.031)       (.028)
  From net interest income

 26.Net asset value, end of period                 $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000      $ 1.000

 27.Total returnB                                  2.83%         2.94%         1.80%         1.96%         3.14%        2.82%

 28.Net assets, end of period (000 omitted)       $ 129,174     $ 123,819     $ 116,497     $ 116,274     $ 68,497     $ 19,578

 29.Ratio of expenses to average net assets        .99%          .99%          .98%          .95%          .95%         .95%
                                                   D             D             D             D             D            C,D

 30.Ratio of net interest income to average net
assets                                              2.79%         2.89%         1.78%         1.92%         2.89%        3.97%
                                                                                                                        C


   A NOVEMBER 29, 1990 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 1991
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C ANNUALIZED
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
PERFORMANCE
Money market fund performance can be measured as TOTAL RETURN OR YIELD. EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. A TAX-EQUIVALENT YIELD shows what an investor would have to earn before taxes to equal a tax-free yield.
SEVEN-DAY YIELD illustrates the income earned by an investment in a money market fund over a recent seven-day period. Since money market funds maintain a stable $1.00 share price, current seven-day yields are the most common illustration of money market fund performance.
The funds' performance and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance call Fidelity Client Services at 1-800-843-3001.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Daily Money Fund, an open-end management investment company organized as a Delaware business trust on September 29, 1993.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share you own.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The funds are managed by FMR, which handles their business affairs. FMR Texas Inc. (FMR Texas), located in Irving, Texas, has primary responsibility for providing investment management services.
   As of October 31, 1996, FMR advised funds having approximately 27 million shareholder accounts with a total value of more than $415 billion.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
   National Financial Services Corporation (    NFSC   )     distributes
and markets Fidelity's funds and services. Fidelity Investments Institutional Operations Company (FIIOC) performs transfer agent servicing functions for the funds.
FMR Corp. is the ultimate parent company of FMR and FMR Texas. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
UMB Bank, n.a. (UMB) is Municipal Money Market Portfolio's transfer agent, although it employs FIIOC to perform these functions for the fund. UMB is located at 1010 Grand Avenue, Kansas City, Missouri.
To carry out the funds' transactions, FMR may use its broker-dealer affiliates and other firms that sell fund shares, provided that a fund receives services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
EACH FUND'S INVESTMENT APPROACH
       MONEY MARKET PORTFOLIO    invests only in high-quality U.S.
dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements. The fund also may enter into reverse repurchase agreements.
    U.S. GOVERNMENT PORTFOLIO    invests only in U.S. Government securities
that are backed by the full faith and credit of the United States and repurchase agreements for these securities. The fund also may enter into reverse repurchase agreements.
MUNICIPAL MONEY MARKET invests in high-quality, short-term municipal obligations whose interest payments are exempt from federal income tax. Under normal conditions, the fund will invest so that at least 80% of its income is exempt from federal income tax. The fund may also invest up to
100% of its total assets in municipal securities    whose interest is
subject to the federal alternative minimum tax.
When you sell your shares of the funds, they should be worth the same amount as when you bought them. Of course, there is no guarantee that the funds will maintain a stable $1.00 share price. The funds follow industry-standard guidelines on the quality and maturity of their investments, which are designed to help maintain a stable $1.00 share price. The funds will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities they buy. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the funds' investments could cause their share prices (and the value of your investment) to change.
If you are subject to the federal alternative minimum tax, you should note that Municipal Money Market Portfolio may invest all of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax. The funds earn income at current money market rates. Each fund stresses preservation of capital, liquidity, and income (tax-free income in the case of Municipal Money Market Portfolio), and does not seek the higher yields or capital appreciation that more aggressive investments may provide. Each fund's yield will vary from day to day and generally reflects current short-term interest rates and other market conditions. It is important to note that neither the funds nor their yields are guaranteed by the U.S. Government.
FMR normally invests Municipal Money Market Portfolio's assets according to its investment strategy and does not expect to invest in federally taxable obligations. Municipal Money Market Portfolio also reserves the right to hold a substantial amount of uninvested cash or to invest more than normally permitted in federally taxable obligations for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings are detailed in each fund's financial reports, which are sent
to shareholders twice a y   ear. For a free SAI or financial report, call
Fidelity Client Services at 1-800-843-3001.
MONEY MARKET SECURITIES are high-quality, short-term    instruments issued
by the U.S. Government, corporations, financial institutions, municipalities, local and state governments, and other entities. These
securities may carry     fixed, variable, or floating interest rates. Some
money mar   ket securities employ a trust or similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result.
    U.S. TREASURY MONEY MARKET SECURITIES    are short-term debt
obligations issued by the U.S. Treasury and include bills, notes, and bonds. U.S. Treasury securities are backed by the full faith and credit of the United States.
U.S. GOVERNMENT MONEY MARKET SECURITIES are short-   term debt instruments
issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities
are     backed by the full faith and credit of the United State   s. For
example, U.S. Government securities such as those issued by the Federal
National Mortgage Association are su    pported by the instrumentality's
right to borrow money from the U.S. Treasury under certain
circumstances.    Other U.S. Government securities, such as those issued by
the Federal Farm Credit Banks Funding Corporation, are supported     only
by the credit of the entity that issued them.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A fund may own a municipal security directly or through a participation interest.
FOREIGN SECURITIES may involve different risks than domestic securities, including risks relating to the political and economic conditions of the foreign country involved, which could affect the payment of principal or interest. Issuers of foreign securities include foreign governments, corporations, and banks.
ASSET-BACKED SECURITIES include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. These interest rate adjustments are designed to help stabilize the security's price.
STRIPPED SECURITIES are the separate income or principal    components of a
debt security. The risks associated with stripped securities are similar to
those of other money ma    r   ket securities, although stripped securities
may be more volatile. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets.
OTHER MONEY MARKET SECURITIES may include commercial paper, certificates of deposit, bankers' acceptances, and time deposits.
MUNICIPAL LEASE OBLIGATIONS are used by municipalities to acquire land, equipment, or facilities. If the municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.
OTHER MUNICIPAL SECURITIES may include obligations of U.S. territories and possessions such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer
or    another party    . In exchange for this benefit, a fund may accept a
lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
PRIVATE ENTITIES may be involved in some municipal securities. For example, industrial revenue bonds are backed by private entities, and resource recovery bonds often involve private corporations. The viability of a project or tax incentives could affect the value and credit quality of these securities.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS   :     A    fund may not purchase a security if, as a result,
more than 10% of its assets would be invested in     illiquid securities.
   CREDIT SUPPORT. Issuers may employ various forms of credit enhancement, including letters of credit, guarantees, or insurance from a bank, insurance company, or other entity. These arrangements expose the fund to the credit risk of the entity. In the case of foreign entities, extensive public information about the entity may not be available and the entity may be subject to unfavorable political, economic, or governmental developments which might affect its ability to honor its commitment.
WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in
which payment an   d delivery for the securities take place at a future
date. The market value of a security could change during this period. FINANCIAL SERVICES INDUSTRY. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. If a fund invests substantially in this industry, its performance may be affected by conditions affecting the industry.
   RESTRICTIONS: Money Market Portfolio will invest more than 25% of its total assets in the financial services industry.
CASH MANAGEMENT. A fund may invest in a pooled account of repurchase agreements and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income (exempt from federal income tax in the case of a tax-free money market fund) while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTIONS: Municipal Money Market Portfolio does not currently intend to invest in a pooled account of repurchase agreements. Money Market Portfolio and U.S. Government Portfolio do not currently intend to invest in a money market fund.
    DIVERSIFICATION.    Diversifying a fund's investment portfolio can
reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type.
    RESTRICTIONS:    Money Market Portfolio may not invest more than 5% of
its total assets in any one issuer, except that the fund may invest up to 25% of its total assets in the highest quality securities of a single issuer for up to three business days.
With respect to 75% of its total assets, Municipal Money Market Portfolio may not purchase a security if, as a result, more than 5% would be invested in the securities of a single issuer. The fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.
These limitations do not apply to U.S. Government securities.
    BORROWING.    Each fund may borrow from banks or from other funds
advised by FMR, or through reverse repurchase agreements, and may make additional investments while borrowings are outstanding.
    RESTRICTIONS:    Money Market Portfolio and U.S. Government Portfolio
may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 331/3% of its total assets. Municipal Money Market Portfolio may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
    L   ENDING. A fund may lend money to other funds advised by FMR.
    RESTRICTIONS:    Loans, in the aggregate, may not exceed 331/3% of a
fund's total assets. U.S. Government Portfolio and Municipal Money Market Portfolio do not lend money to other funds advised by FMR.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity by investing in money market instruments.
U.S. Government Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity by investing in money market instruments.
Municipal Money Market Portfolio seeks to provide investors with as high a level of current income, exempt from federal income taxes, as is consistent with a portfolio of high quality, short-term municipal obligations selected on the basis of preservation of capital and liquidity. Under normal conditions, the fund will invest so that at least 80% of its income is exempt from federal income tax.
With respect to 75% of its total assets, Municipal Money Market Portfolio
may not purchase a security if, as a re   sult, more than 5% would be
invested in the securities of any one issuer.
Money Market Portfolio will invest more than 25% of its total assets in the financial services industry.
Money Market Portfolio and U.S. Government Portfolio may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 331/3% of its total assets. Municipal Money Market Portfolio may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the    aggregate, may not exceed 331/3% of a fund's total
assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of each fund's assets are reflected in that fund's share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to an affiliate who provides
assistance with these services. Each fund also pays OTHER EXPENSES   ,
which are explained below.
MANAGEMENT FEE
E   ach fund pays FMR a monthly management fee at an annual rate of 0.50%
of its average net assets.
FMR HAS SUB ADVISORY AGREEMENTS with FMR Texas, which has primary responsibility for providing investment management for each fund, while FMR
retains responsibil   ity for providing each fund with other management
services. FMR pays FMR Texas 50% of each fund's management fee (before expense reimbursements but after payments made by FMR pursuant to each
fund's Distribution and Service Plan) for these services.     FMR paid FMR
Texas    0.13    % of Money Market Portfolio's,    0.14    % of U.S.
Government Portfolio's, and    0.13    % of Municipal Money Market
Portfolio's average net assets for the fiscal year ended July 31, 1996. OTHER EXPENSES
While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.
FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for shares of Money Market Portfolio and U.S.
Government Portfolio. Fidelity Service Co   .     (FSC) calculates the NAV
and dividends for shares of Money Market Portfolio and U.S. Government Portfolio, and maintains the general accounting records for Money Market Portfolio and U.S. Government Portfolio.
For the fiscal year ended July 31, 1996, Money Market Portfolio and U.S.
Government Portfolio    each     paid FIIOC fees equal to    0.26    % and
   0.21    %, respectively, of its average net assets,    and paid FSC fees
equal to 0.01% and 0.02%, respectively, of     its average net assets.
   UMB has entered into a sub-arrangement with FIIOC. FIIOC performs transfer agency, dividend disbursing and shareholder services for Municipal Money Market Portfolio. UMB has also entered into a sub-arrangement with FSC. FSC calculates the NAV and dividends for Municipal Money Market Portfolio, and maintains Municipal Money Market Portfolio's general accounting records. All of the fees are paid to FIIOC and FSC by UMB, which is reimbursed by the fund, as appropriate, for such payments.
For the fiscal year ended July 31, 1996, fees paid by UMB to     FIIOC on
behalf of Municipal Money Market Portfolio    amounted to 0.21% of its
average net assets and fees paid     by UMB to FSC on behalf of Municipal
Money Market Portfolio amounted to    0.03    % of its average net assets.
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Under the Plan, each fund is authorized to pay NFSC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of shares of each fund, and providing personal service to and/or maintenance of shareholder accounts. Each fund pays NFSC a monthly distribution fee at an annual rate of 0.35% of its average net assets throughout the month. NFSC may pay all or a portion of the distribution fee to investment professionals that have selling agreements with the funds (qualified recipients) as compensation for distribution services and ongoing shareholder support services. NFSC may act in the capacity of a qualified recipient, and as such may receive compensation under the Plan.
The Plan specifically recognizes that FMR may make payments from its management fee revenue, past profits or other resources to qualified recipients for services in connection with sales of fund shares or shareholder support. The Board of Trustees has authorized such payments. FMR may pay up to 0.25% of a fund's average net assets throughout the month based upon the level of shareholder support and distribution services provided.
NFSC will, at its own expense, provide promotional incentives to qualified recipients who support the sale of fund shares. In some instances, these incentives will be offered only to certain types of qualified recipients, such as those qualified recipients whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
   YOUR ACCOUNT


TYPES OF ACCOUNTS
   If you invest through an investment professional, your investment professional, including a broker-dealer or financial institution, may charge you a transaction fee with respect to the purchase and sale of fund shares. Read your investment professional's program materials in conjunction with this prospectus for additional service features or fees that may apply. Certain features of the funds, such as minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed on the right.
The account guidelines that follow may not apply to certain funds or to certain retirement accounts. For instance, municipal funds are not
available for purchase in retirement accounts.    If you are investing
through a retirement account or i    f your employer offers a fund through
a retirement program,    you may be subject to additional fees. For more
information, please refer to your program materials,     contact your
employer   , or     call    your retirement benefits number or     Fidelity
directly   , as appropriate    .
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT (THE FOLLOWING OPTIONS ARE AVAILABLE ONLY FOR TAXABLE FUNDS)
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age under 701/2 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) 401(K) PLANS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA). Contact your investment professional.
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
EACH FUND'S SHARE PRICE, called NAV, is calculated every business day. The funds are managed to keep share prices stable at $1.00.
       Shares are purchased at the next NAV calculated after your order is received and accepted by the transfer agent. NAV is normally calculated at the times indicated in the table below.
Fund                                      NAV Calculation Times

                                             (Eastern Time)

Money Market Portfolio                       2:00 p.m. and 4:00 p.m.

   U.S. Government Portfolio                 2:00 p.m. and 4:00 p.m.

   Municipal Money Market Portfolio          12:00 noon and 4:00 p.m.

   You will receive the NAV next determined after your investment professional has submitted your purchase order.
Shareholders of record as of 2:00 p.m. (12:00 noon for Municipal Money Market Portfolio) Eastern time will be entitled to dividends declared that day.
Shares purchased after 2:00 p.m. (12:00 noon for Municipal Money Market Portfolio) Eastern time will begin to earn income dividends on the following business day.
Share certificates are not available for the funds.
IF YOU ARE NEW TO FIDELITY, an initial investment must be preceded or accompanied by a completed, signed application, which should be forwarded to:
 Fidelity Investments
 P.O. Box 770002
 Cincinnati, OH 45277-0081
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail an account application with a check,
(small solid bullet) Place an order and wire money into your account, (small solid bullet) Open your account by exchanging from another Fidelity fund, or
(small solid bullet) Contact your investment professional.
BY MAIL. You or your investment professional must send a check payable to the fund in which you plan to invest. When making subsequent investments by check, please write your fund account number on the check. All investments by check should be sent to the above address.
BY WIRE.    You must sign up for the wire feature before using it.     For
wiring information and instructions, you should call the investment professional through which you trade or if you trade directly through Fidelity, call Fidelity Client Services. There is no fee imposed by the funds for wire purchases. However, if you buy shares through an investment professional, the investment professional may impose a fee for wire purchases.
Fidelity Client Services:
Nationwide 1-800-843-3001
Your wire must be received by the transfer agent in good order at the applicable fund's designated wire bank before the close of the Federal Reserve Wire System on the day of purchase.
You are advised to wire funds as early in the day as possible, and to provide advance notice to Fidelity Client Services for large purchases. MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $1,000
TO ADD TO AN ACCOUNT $250
MINIMUM BALANCE $500
HOW TO SELL SHARES
You can arrange to take money out of your fund account        at any time
by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received and accepted by the
transfer agent. NAV is normally calculated at    the times listed on page
 .
TO SELL SHARES IN ACCOUNT, you may use any of the methods described on these two pages.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR ACCOUNT SHARES, please leave at least $500 worth of shares in the account to keep it open.
   You will receive the NAV next determined after your investment professional has submitted your redemption order.
BY TELEPHONE. Redemption requests may be made by calling Fidelity Client
Services at    1-800-843-3001.
BY MAIL. Send a letter of instruction with signature guarantee(s) to the address given on page . The letter should specify the name of the fund, the number of shares to be sold, name, account numbers, address, and should include the additional requirements listed on the right that apply to each particular account.

TYPE OF REGISTRATION                                 REQUIREMENTS

Individual, Joint Tenants,                           Letter of instruction signed by all person(s)
Sole Proprietorship, Custodial, (Uniform Gifts or    required to sign for the account exactly as it is
Transfers to Minors Act), General Partners           registered, accompanied by signature
                                                     guarantee(s).

Corporations, Associations                           Letter of instruction and a corporate resolution,
                                                     signed by person(s) required to sign for the
                                                     account accompanied by signature guarantee(s).

Trusts                                               A letter of instruction signed by the Trustee(s) with
                                                     signature guarantee(s). (If the Trustee's name is
                                                     not registered on the account, also provide a copy
                                                     of the trust document, certified within the last 60
                                                     days.)


If you do not fall into any of these registration categories (i.e., executors, administrators, conservators, or guardians) you should call
your investment professional or     Fidelity Client Services for further
instructions.
BY WIRE. Redemptions may be made by calling Fidelity Client Services    at
1-800-843-3001.
You must designate on your account application the U.S. commercial bank account(s) into which you wish the redemption proceeds to be deposited. Fidelity Client Services will then notify you that this feature has been activated and that you may request wire redemptions.
You may change the bank account(s) designated to receive redemption proceeds at any time prior to making a redemption request. You should send a letter of instruction, including a signature guarantee, to Fidelity Client Services at the address shown on page .
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
There is no fee imposed by the funds for wiring of redemption proceeds. However, if you sell shares through an investment professional, the investment professional may impose a fee for wire redemptions.
Redemption proceeds will be wired via the Federal Reserve Wire System to your bank account of record. If your redemption request is received by the transfer agent before 2:00 p.m. Eastern time (12:00 noon Eastern time for redemptions from Municipal Money Market Portfolio), redemption proceeds will normally be wired on that day. If your redemption request is received
by the transfer agent after 2:00 p.m. Eastern time    (12:00 noon Eastern
time for Municipal Money Market Portfolio)    , redemption proceeds will
normally be wired on the following business day.
A fund reserves the right to take up to seven days to pay you if making immediate payment would adversely affect the fund.
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. The minimum amount for a check is $500. Do not, however, try to close out your account by check.
INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available Monday through Friday, 8:30 a.m. to 6:00 p.m. Eastern time.
STATEMENTS AND REPORTS that the transfer agent sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except a reinvestment, that affects your account balance or your account registration)
(small solid bullet) Account statements (monthly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and
prospectuses will be mailed, even if you have more    than one account in a
fund. Call Fidelity Client Services at 1-800-843-3001 if you need
additional copies of financial     reports, prospectuses, or historical
account information.
SUB-ACCOUNTING AND SPECIAL SERVICES. Special processing has been arranged with FIIOC for institutions that wish to open multiple accounts (a master account and sub-accounts). You may be required to enter into a separate agreement with FIIOC. Charges for these services, if any, will be determined based on the level of services to be rendered.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains, if any, to shareholders each year. Income dividends are declared daily and paid monthly.
Income dividends declared are accrued daily throughout the month and are normally distributed on the first business day of the following month. Based on prior approval of each fund, dividends relating to shares redeemed during the month can be distributed on the day of redemption. Each fund reserves the right to limit this service. Shareholders may elect to receive dividend distributions in cash.
DISTRIBUTION OPTIONS
When you open an account, specify on your account application how you want to receive your distributions. The funds offer two options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. CASH OPTION. You will be sent a check for your dividend and capital gain distributions, if any.
For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash. Dividends will be reinvested at each fund's NAV on the last day of the month. Capital gain distributions, if any, will be reinvested at the NAV as of the record date of the distribution. The mailing of distribution checks will begin within seven days.
TAXES
As with any investment, you should consider how an investment in the funds could affect you. Below are some of the funds' tax implications. If your account is not a tax-deferred retirement account, be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Interest income that Municipal Money Market Portfolio earns is distributed to shareholders as income dividends. Interest that is federally tax-free remains tax-free when it is distributed. Distributions from Money Market Portfolio and U.S. Government Portfolio, however, are subject to federal income tax and may also be subject to state or local taxes. If you live outside the United States, your distributions from these funds could also be taxed by the country in which you reside.
For federal tax purposes, Money Market Portfolio's and U.S. Government Portfolio's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions, if any, are taxed as long-term capital gains.
However, for shareholders of Municipal Money Market Portfolio, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are taxed as dividends; long-term capital gain distributions, if any, are taxed as long-term capital gains.
Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.
   For the     fiscal year ended July 31, 1996,    0.35    % of Money
Market Portfolio's and    20.7    % of U.S. Government Portfolio's income
distributions were derived from interest on U.S. Government securities which is generally exempt from state income tax.
Distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
Every January, the transfer agent will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
The interest from some municipal securities is subject to the federal alternative minimum tax. Municipal Money Market Portfolio may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.
A portion of Municipal Money Market Portfolio's dividends may be free from state or local taxes. Income from investments in your state are often tax-free to you. Each year, the transfer agent will send you a breakdown of Municipal Money Market Portfolio's income from each state to help you calculate your taxes.
During the fiscal year ended July 31, 1996,    100    % of Municipal Money
Market Portfolio's income dividends was free from federal income tax.
During the fiscal year ended July 31, 1996,    83.94    % of Municipal
Money Market Portfolio's income dividends was subject to the federal alternative minimum tax.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
EACH FUND IS OPEN FOR BUSINESS and its NAV is normally calculated each day that both the Federal Reserve Bank of Kansas City (Kansas City Fed) (for Municipal Money Market Portfolio) or the Federal Reserve Bank of New York (New York Fed) (for Money Market Portfolio and U.S. Government Portfolio) and the New York Stock Exchange (NYSE) are open. The following holiday
closings have been sched   uled for 1997:     New Year's Day, Martin Luther
King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the Kansas City Fed, the New York Fed, or the NYSE may modify its holiday schedule at any time. On any day that the Kansas City Fed, the New York Fed, or the NYSE closes early, the principal government securities markets close early (such as on days in advance of holidays generally observed by participants in such markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.
To the extent that portfolio securities are traded in other markets on days when the Kansas City Fed, the New York Fed, or the NYSE is closed, each fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. Certain Fidelity funds may follow different holiday closing schedules.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding. Each fund values its portfolio securities on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps each fund maintain a stable $1.00 share price.
THE OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) of each fund are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity and the transfer agent may only be liable for losses resulting from unauthorized transactions if they do not follow reasonable procedures designed to verify the identity of the caller. Fidelity and the transfer agent will request personalized security codes or other information, and may also record calls. You should verify the accuracy of the confirmation statements immediately after receipt. If you do not want the ability to redeem and exchange by telephone, call the transfer agent for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
IF YOU ARE UNABLE TO REACH THE TRANSFER AGENT BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail. EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions"
on    this     page. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
TO ALLOW FMR TO MANAGE THE FUNDS MOST EFFECTIVELY, you are urged to initiate all trades as early in the day as possible and to notify Fidelity Client Services in advance of large transactions.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your order is received and accepted by the transfer agent. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) The funds do not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or the transfer agent has incurred.
Shareholders of record as of 2:00 p.m. (12:00 noon for Municipal Money Market Portfolio) Eastern time will be entitled to dividends declared that day.
Shares purchased after 2:00 p.m. (12:00 noon for Municipal Money Market Portfolio) Eastern time begin to earn income dividends on the following business day.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received and accepted by the transfer agent. Note the following:
(small solid bullet) Shares redeemed before 2:00 p.m. (12:00 noon for Municipal Money Market Portfolio) Eastern time do not receive the dividend declared on the day of redemption. Shares redeemed after 2:00 p.m. (12:00 noon for Municipal Money Market Portfolio) Eastern time do receive the dividend declared on the day of redemption.
(small solid bullet) A fund may withhold redemption proceeds until it is reasonably assured that investments credited to your account have been received and collected.
(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
When the NYSE, the Kansas City Fed, or the New York Fed is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC to merit such action, a fund may suspend redemption or postpone payment dates. In cases of suspension of the right of redemption, the request for redemption may either be withdrawn or payment may be made based on the NAV next determined after the termination of the suspension.
IF YOUR ACCOUNT BALANCE FALLS BELOW $500 due to redemption, the account may be closed and the proceeds may be mailed to your address of record. You will be given 30 days' notice that your account will be closed unless it is increased to the minimum.
THE TRANSFER AGENT MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
EXCHANGE RESTRICTIONS
As a shareholder you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
BY TELEPHONE. Exchanges may be requested on any day a fund is open for business by calling Fidelity Client Services at the number listed on page between 8:30 a.m. and 4:00 p.m. Eastern time.
BY MAIL. You may exchange shares on any business day by submitting written instructions with an authorized signature which is on file for that account. Written requests for exchanges should contain the fund name, account number, the number of shares to be redeemed, and the name of the fund to be purchased. Written requests for exchange should be mailed to Fidelity Client Services at the address on page .
WHEN YOU PLACE AN ORDER TO EXCHANGE SHARES, shares will be redeemed at the next determined NAV after your order is received and accepted by the transfer agent. Shares of the fund to be acquired will be purchased at its next determined NAV after redemption proceeds are made available. You should note that, under certain circumstances, a fund may take up to seven days to make redemption proceeds available for the exchange purchase of shares of another fund. In addition, please note the following:
(small solid bullet) Exchanges will not be permitted until a completed and signed account application is on file.
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) You will earn dividends in the acquired fund in accordance with the fund's customary policy, normally on the day the exchange request is received.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage difference between that fund's sales charge and any sales charge you have already paid in connection with the shares you are exchanging.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Currently, there is no limit on the number of exchanges out of a fund, nor are there any administrative or redemption fees applicable to exchanges out of a fund.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or NFSC. This Prospectus and the related SAI do not constitute an offer by the funds or by NFSC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.



FIDELITY DAILY MONEY FUND
CAPITAL RESERVES: MONEY MARKET PORTFOLIO, U.S. GOVERNMENT PORTFOLIO, AND MUNICIPAL MONEY MARKET PORTFOLIO

CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   STATEMENT OF ADDITIONAL INFORMATION SECTION


10, 11           ............................   Cover Page; Table of Contents

12               ............................   *

13       a - c   ............................   Investment Policies and Limitations

         d       ............................   Portfolio Transactions

14       a - c   ............................   Trustees and Officers

15       a       ............................   *

         b       ............................   Description of the Trusts

         c       ............................   Trustees and Officers

16       a i     ............................   FMR

           ii    ............................   Trustees and Officers

          iii    ............................   Management Contracts

         b,c,d   ............................   Management Contracts

         e       ............................   *

         f       ............................   Distribution and Service Plans

         g       ............................   *

         h       ............................   Description of the Trusts

         i       ............................   Management Contracts

17       a       ............................   Portfolio Transactions

         b       ............................   Portfolio Transactions

         c       ............................   Portfolio Transactions

         d, e    ............................   *

18       a       ............................   Description of the Trusts

         b       ............................   *

19       a       ............................   Additional Purchase, Exchange and Redemption
                                                Information

         b       ............................   Additional Purchase, Exchange and Redemption
                                                Information; Valuation

         c       ............................   *

20                                              Distributions and Taxes

21       a, b    ............................   Distribution and Service Plans; Management
                                                Contracts

         c       ............................   *

22               ............................   Performance

23               ............................   Financial Statements


* Not Applicable
CAPITAL RESERVES:
MONEY MARKET PORTFOLIO
U.S. GOVERNMENT PORTFOLIO
MUNICIPAL MONEY MARKET PORTFOLIO
FUNDS OF DAILY MONEY FUND
STATEMENT OF ADDITIONAL INFORMATION
   NOVEMBER 29, 1996
This Statement of Additional Information (SAI) is not a prospectus but
should be read in conjunction with the funds' current Prospectus    (dated
November 29, 1996)    . Please retain this document for future reference.
The funds' financial statements and financial highlights, included in the
Annual Report, for the fiscal year ended    July 31, 1996,     are
incorporated herein by reference. To obtain an additional copy of the Prospectus or the Annual Report, please call Fidelity Client Services at 1-800-843-3001.
TABLE OF CONTENTS                                          PAGE

Investment Policies and Limitations

Portfolio Transactions

Valuation

Performance

Additional Purchase, Exchange and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Contracts With FMR Affiliates

Distribution and Service Plans

Description of the Trust

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
SUB-ADVISER
FMR Texas Inc. (FMR Texas)
DISTRIBUTOR
National Financial Services Corporation (NFSC)
TRANSFER AGENT FOR MONEY MARKET PORTFOLIO AND U.S. GOVERNMENT PORTFOLIO Fidelity Investments Institutional Operations Company (FIIOC)
TRANSFER AGENT FOR MUNICIPAL MONEY MARKET PORTFOLIO
UMB Bank, n.a. (UMB)
   CAPR-ptb-1196

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations.
A fund's fundamental investment policies and limitations may not be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental, and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF MONEY MARKET PORTFOLIO
THE FOLLOWING ARE MONEY MARKET PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided
that the fund may invest up to 25% of its total assets in th   e first tier
securities of a single issuer for up to three business days. (This limit does not apply to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.)
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) Subject to revision upon 60 days' notice to shareholders, the fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not purchase any security while borrowings (excluding reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.
(vii) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or repurchase agreements).
   (viii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result or a reorganization, consolidation or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate pursuant to an exemptive order granted by the SEC.
(ix) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(x) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(xi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (ix), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
INVESTMENT LIMITATIONS OF U.S. GOVERNMENT PORTFOLIO
THE FOLLOWING ARE U.S. GOVERNMENT PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may (i) borrow money for temporary
or emergency purposes (not for leveraging or    investment) and (ii)
eng    age in reverse repurchase agreements for any purpose; provided that
(i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) Subject to revision upon 60 days' notice to shareholders, the fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not purchase any security while borrowings (excluding reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.
(vi) The fund does not currently intend to make loans, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result or a reorganization, consolidation or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate pursuant to an exemptive order granted by the SEC.
(viii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(x) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
INVESTMENT LIMITATIONS OF MUNICIPAL MONEY MARKET PORTFOLIO
THE FOLLOWING ARE MUNICIPAL MONEY MARKET PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   For purposes of investment limitations (1) and (5), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) Subject to revision upon 60 days' notice to shareholders, the fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
   (vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result or a reorganization, consolidation or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate pursuant to an exemptive order granted by the SEC.
(viii) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(ix) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(x) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (viii), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
U.S. Government Portfolio, invests only in obligations issued or guaranteed as to principal and interest by the U.S. Government, including U.S. Treasury bills, notes and bonds, and obligations issued by U.S. Government agencies or instrumentalities that are backed by the full faith and credit of the United States. The fund may also engage in repurchase agreements for these obligations. These operating policies may be changed upon 90 days' notice to shareholders.
As an operating policy, subject to change only upon approval by the Board of Trustees and 60 days' prior notice to shareholders, each of Money Market Portfolio, U.S. Government Portfolio and Municipal Money Market Portfolio currently do not intend to purchase futures contracts or options on futures contracts.
For the funds' policies on quality and maturity, see the section entitled "Quality and Maturity" on page .
   The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission
(SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit support.
DELAYED-DELIVERY TRANSACTIONS. Each fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
When purchasing securities on a delayed-delivery basis, each fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
Each fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
DOMESTIC AND FOREIGN ISSUERS. Investments may be made U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. A fund may also invest in U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies, mortgage bankers, and real estate investment trusts, as well as banks.
The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of fund securities may be held outside of the United States and a fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.
Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.
Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest, or the ability to honor a credit commitment. Additionally, there may be less public information available about foreign entities. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting auditing, and financial reporting requirements comparable to those applicable to U.S. issuers. FEDERALLY TAXABLE OBLIGATIONS. Under normal conditions, Municipal Money Market Portfolio does not intend to invest in securities whose interest is federally taxable. However, from time to time on a temporary basis, Municipal Money Market Portfolio may invest a portion of its assets in fixed-income obligations whose interest is subject to federal income tax. Should Municipal Money Market Portfolio invest in federally taxable obligations, it would purchase securities that, in FMR's judgment, are of high quality. These obligations would include those issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements backed by such obligations.
Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of Municipal Money Market Portfolio's distributions. If such proposals were enacted, the availability of municipal obligations and the value of Municipal Money Market Portfolio's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. Also, FMR may determine some restricted securities, municipal lease obligations, and time deposits to be illiquid. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Municipal
Money Market Portfolio and U.S. G   overnment Portfolio currently intend to
participate in this program only as borrowers. A fund will borrow through
the program o    nly when the costs are equal to or lower than the cost of
bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's
notice.    A fund wil    l lend through the program only when the returns
are higher than those available from    an investment in     repurchase
agreements. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
   MUNICIPAL     MARKET DISRUPTION RISK. The value of municipal securities
may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for the fund to maintain a stable net asset value per share.
   MUNICIPAL     MONEY MARKET SECURITIES are high-quality, short-term
obligations. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds. MUNICIPAL SECTORS:
       ELECTRIC    UTILITIES INDUSTRY. The electric utilities industry has
been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital,
(c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.
    HEALTH CARE INDUSTRY   . The health care industry is subject to
regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
    HOUSING.    Housing revenue bonds are generally issued by a state,
county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
    EDUCATION.    In general, there are two types of education-related
bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral during periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
    WATER AND SEWER   . Water and sewer revenue bonds are often considered
to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.
    TRANSPORTATION.    Transportation debt may be issued to finance the
construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads, and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as does the presence of alternate forms of transportation, such as public transportation.
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, the funds will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.
PUT FEATURES entitle the holder to sell a security back to the issuer or third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
QUALITY AND MATURITY. Pursuant to procedures adopted by the Board of Trustees, the funds may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR. High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's A-1 or SP-1), and second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's A-2 or SP-2). Split rated securities may be determined to be either first tier or second tier based on applicable regulations.
Each of Money Market Portfolio and U.S. Government Portfolio may not invest more than 5% of its total assets in second tier securities. In addition, each of Money Market Portfolio and U.S. Government Portfolio may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.
A fund currently intends to limit investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, a fund may look to an interest rate reset or demand feature.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in general, each fund anticipates holding restricted securities to maturity or selling them in an exempt transaction.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
SHORT SALES "AGAINST THE BOX." A fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Short sales could be used to protect the net asset value per share of a fund in anticipation of increased interest rates, without sacrificing the current yield of the securities sold short. If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold
short (or securities convertible or exc   hangeable into such securities)
and will be required to hold such securities while the short sale is outstanding. The fund will incur transactions costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or another entity in determining whether to purchase a security supported by a letter of credit guarantee, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
STRIPPED GO   VERNMENT SECURITIES. Stripped government securities are
created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury security by a Federal Reserve Bank.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and principal payment, which the dealer then sells. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS) and Treasury Investment Growth Receipts (TIGRS), and generic receipts, such as Treasury Receipts (TRs), are privately stripped U.S. Treasury securities. Because the SEC does not consider privately stripped government securities to be U.S. Government securities for purposes of Rule 2a-7, a fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments of the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.
ZERO COUPON BONDS do not make regular interest payments. Instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR has granted investment management authority to the sub-adviser (see the section entitled "Management Contracts"), and the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. Securities purchased and sold by a fund generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). FMR maintains a listing of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of the funds are placed with broker-dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited, Inc. (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS. Prior to September 4, 1992, FBSL operated under the name Fidelity Portfolio Services, Ltd. (FPSL) as a wholly owned subsidiary of Fidelity International Limited (FIL). Edward C. Johnson 3d is Chairman of FIL. Mr. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
   For the fiscal years ended July 31, 1996, 1995, and 1994, the funds paid no brokerage commissions. During the fiscal year ended July 31, 1996, the
funds paid no fees to brokerage firms that provided research     services.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Co   .     (FSC) normally determines Money Market
Portfolio's and U.S. Government Portfolio's net asset value per share (NAV) at 2:00 p.m. and 4:00 p.m. Eastern time, and Municipal Money Market Portfolio's NAV at 12:00 noon and 4:00 p.m. Eastern time. The valuation of portfolio securities is determined as of these times for the purpose of computing each fund's NAV.
Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument.
During periods of declining interest rates, a fund's yield based on amortized cost valuation may be higher than would result if the fund used market valuations to determine its NAV. The converse would apply during periods of rising interest rates.
Valuing each fund' investments on the basis of amortized cost and use of the term "money market fund" are permitted pursuant to Rule 2a-7 under the 1940 Act. Each fund must adhere to certain conditions under Rule 2a-7, as summarized in the section entitled "Quality and Maturity" on page .
The Board of Trustees oversees FMR's adherence to the provisions of Rule 2a-7 and has established procedures designed to stabilize each fund's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from a fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's yield and total return fluctuate in response to market conditions and other factors.
YIELD CALCULATIONS. To compute a fund's yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. A fund also may calculate an effective yield by compounding the base period return over a one-year period. In addition to the current yield, the funds may quote yields in advertising based on any historical seven-day period. Yields for the funds are calculated on the same basis as other money market funds, as required by applicable regulations.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, each fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
Municipal Money Market's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment before taxes to equal the fund's tax-free yield. Tax-equivalent yields are calculated by dividing a fund's yield by the result of one minus a stated federal or combined federal and state tax rate. If only a portion of a fund's yield is tax-exempt, only that portion is adjusted in the calculation.
The following table shows the effect of a shareholder's tax status on
effective yield under    expected     federal income tax laws for
199   7    . It shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those
of hypothetical tax-exempt obligations yielding from    2    % to
   7    %. Of course, no assurance can be given that a fund will achieve
any specific tax-exempt yield. While Municip   al Money Marke    t invests
principally in obligations whose interest is exempt from federal income tax, other income received by the fund may be taxable.
   EXPECTED+     199   7     TAX RATES AND TAX-EQUIVALENT YIELDS

                                             Federal         If individual tax-exempt yield is:

   Taxable Income*                             Tax           2%    3%    4%    5%    6%    7%

Single Return            Joint Return          Bracket**     Then taxable-equivalent yield is:


 $ 0       -  $ 24,650       $ 0 -  $ 41,200   15.0%         2.35% 3.53% 4.71% 5.88% 7.06%  8.24%

 $ 24,651  -  $ 59,750  $ 41,201 -  $ 99,600   28.0%         2.78% 4.17% 5.56% 6.94% 8.33%  9.72%

 $ 59,750  - $ 124,650  $ 99,601 - $ 151,750   31.0%         2.90% 4.35% 5.80% 7.25% 8.70% 10.14%

 $ 124,651 - $ 271,050 $ 151,750 - $ 271,050   36.0%         3.13% 4.69% 6.25% 7.81% 9.38% 10.94%

 $ 271,050 +           $ 271,050 +             39.6%         3.31% 4.97% 6.62% 8.28% 9.93% 11.59%


+    The 1997 tax rates are not expected to be materially different from the expected 1997 tax rates shown above.
* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
Municipal Money Market Portfolio may invest a portion of its assets in obligations that are subject to federal income tax. When the fund invests in these obligations, its tax-equivalent yields will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally tax-free.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
HISTORICAL FUND RESULTS. The following table shows each fund's 7-day
yields, tax-equivalent yields, and total returns for the    period
ended July 31, 1996.
The tax-equivalent yield is based on a    36    % federal income tax rate.
Note that Municipal Money Market may invest in securities whose income is subject to the federal alternative minimum tax.

             Average Annual Total Returns           Cumulative Total Returns

             Seven-Day     Tax-        One          Five                          One             Five
             Yield         Equivalent  Year         Years         Life of         Year            Years            Life of
                           Yield                                  Fund*                                            Fund*



Money Market    4.51    %  N/A            4.80    %    3.81    %     4.13    %       4.80    %       20.56    %       26.34    %
Portfolio

             Seven-Day     Tax-        One          Five                         One             Five
             Yield         Equivalent  Year         Years         Life of         Year            Years            Life of
                           Yield                                  Fund*                                            Fund*




U.S.
Government      4.41    %  N/A            4.70    %    3.68    %     3.99    %       4.70    %       19.79    %       25.37    %
Portfolio

             Seven-Day     Tax-        One          Five                          One             Five
             Yield         Equivalent  Year         Years         Life of         Year            Years            Life of
                           Yield                                  Fund*                                            Fund*



Municipal
Money           2.74    %    4.28    %    2.83    %    2.53    %     2.73    %       2.83    %       13.32    %       16.52    %
Market Portfolio


* From commencement of operations: Money Market Portfolio-10/23/90; U.S. Government Portfolio-10/23/90; and Municipal Money Market Portfolio-11/29/90.
Note: If FMR had not reimbursed certain fund expenses during these periods, Money Market Portfolio's, U.S. Government Portfolio's, and Municipal Money
Market Portfolio's yield would have been    4.34    %,    4.21    %, and
   2.53    %, respectively, and total returns would have been lower.
The following table shows the income and capital elements of each fund's cumulative total return. The table compares each fund's return to the
record of the Standard & Poor's of 500    Index     (S&P 500   (registered
trademark)), the Dow Jones Industrial Average (DJIA), and the cost of living as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because
each fund invests in     short-term fixed-income securities, common stocks
represent a different type of investment from the fund   s    . Common
stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower
income than fixed-income investment   s     such as the funds.    T    he
S&P 500 and DJIA    returns     are based on the prices of unmanaged groups
of stocks and, unlike    each     fund   '    s returns, do not include the
effect of brokerage commissions or other costs of investing.
   The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the life of each fund, assuming all distributions were reinvested. The figures below reflect the fluctuating interest rates of the specified periods and should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in a fund today. Tax consequences of a different investments have not been factored into the figures below.
MONEY MARKET PORTFOLIO
HISTORICAL FUND RESULTS
During the period from October 23, 1990 (commencement of operations) to
July 31, 1996, a    hypothe    tical $10,000 investment in Money Market
Portfolio would have grown to $   12,634.

CAPITAL RESERVES: MONEY MARKET PORTFOLIO                           INDICES





Period   Value of          Value of         Value of        Total             S&P 500           DJIA              Cost of
Ended
July 31  Initial           Reinvested       Reinvested      Value                                                 Living**
         $10,000           Dividend         Capital Gain
         Investment        Distributions    Distributions







   1996  $ 10,000          $ 2,634          $ 0             $ 12,634          $ 23,986          $ 25,847          $ 11,760

   1995  $ 10,000          $ 2,055          $ 0             $ 12,055          $ 20,577          $ 21,530          $ 11,423

   1994  $ 10,000          $ 1,496          $ 0             $ 11,496          $ 16,317          $ 16,772          $ 11,116

   1993  $ 10,000          $ 1,192          $ 0             $ 11,192          $ 15,517          $ 15,345          $ 10,816

   1992  $ 10,000          $ 912            $ 0             $ 10,912          $ 14,269          $ 14,284          $ 10,524

   1991* $ 10,000          $ 479            $ 0             $ 10,479          $ 12,650          $ 12,358          $ 10,202


* From October 23, 1990 (commencement of operations).
   ** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000    in Money Market
Portfolio     on October 23, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with
the aggregate cost of reinvested dividends    and capital gain
distributions     for the period covered (their cash value at the time they
were reinvested), amounted to $   12,634    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   2,342 for dividends    . The fund did not distribute any
capital gains during the period.
U.S. GOVERNMENT PORTFOLIO
HISTORICAL FUND RESULTS
During the period from October 23, 1990 (commencement of operations) to
July 31, 1996, a    hypothetical     $10,000 investment in U.S. Government
Portfolio would have grown to $   12,537.

CAPITAL RESERVES: U.S. GOVERNMENT PORTFOLIO                           INDICES



Period        Value of     Value of         Value of        Total             S&P 500           DJIA              Cost of
Ended July 31 Initial      Reinvested       Reinvested      Value                                                 Living**
              $10,000      Dividend         Capital Gain
              Investment   Distributions    Distributions







        1996  $ 10,000     $    2,537       $    0          $    12,537          $ 23,986          $ 25,847          $ 11,760

        1995  $ 10,000     $    1,974       $    0          $    11,974          $ 20,577          $ 21,530          $ 11,423

        1994  $ 10,000     $    1,443       $    0          $    11,443          $ 16,317          $ 16,772          $ 11,116

        1993  $ 10,000     $    1,162       $    0          $    11,162          $ 15,517          $ 15,345          $ 10,816

        1992  $ 10,000     $    900         $    0          $    10,900          $ 14,269          $ 14,284          $ 10,524

        1991* $ 10,000     $    466         $    0          $    10,466          $ 12,650          $ 12,358          $ 10,202


* From October 23, 1990 (commencement of operations).
   ** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000    in U.S.
Government Portfolio     on October 23, 1990, the net amount invested in
fund shares was $10,000. The cost of the initial investment ($10,000),
together with the aggregate cost of reinvested dividends    and capital
gain distributions     for the period covered (their cash value at the time
they were reinvested), amounted to $   12,537    . If distributions had not
been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   2,265 for dividends    . The fund did not distribute any
capital gains during the period.
MUNICIPAL MONEY MARKET PORTFOLIO
HISTORICAL FUND RESULTS
During the period from November 29, 1990 (commencement of operations) to
July 31, 1996,    a hypothetica    l $10,000 investment in Municipal Money
Market Portfolio would have grown to $11,   652.

CAPITAL RESERVES: MUNICIPAL MONEY MARKET PORTFOLIO                           INDICES





Period        Value of     Value of         Value of        Total                S&P 500           DJIA              Cost of
   Ended
July 31       Initial      Reinvested       Reinvested      Value                                                    Living**
              $10,000      Dividend         Capital Gain
              Investment   Distributions    Distributions







        1996  $ 10,000     $    1,652       $    0          $    11,652          $ 23,632          $ 25,550          $ 11,734

        1995  $ 10,000     $    1,331       $    0          $    11,331          $ 20,273          $ 21,283          $ 11,398

        1994  $ 10,000     $    1,007       $    0          $    11,007          $ 16,076          $ 16,580          $ 11,091

        1993  $ 10,000     $    813         $    0          $    10,813          $ 15,288          $ 15,168          $ 10,792

        1992  $ 10,000     $    605         $    0          $    10,605          $ 14,058          $ 14,120          $ 10,501

        1991* $ 10,000     $    282         $    0          $    10,282          $ 12,463          $ 12,216          $ 10,179


* From November 29, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000    in Municipal
Money Market Portfolio     on November 29, 1990, the net amount invested in
fund shares was $10,000. The cost of the initial investment ($10,000),
together with the aggregate cost of reinvested dividends    and capital
gain distributions     for the period covered (their cash value at the time
they were reinvested), amounted to $   11,652    . If distributions had not
been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   1,531 for dividends.     The fund did not distribute any
capital gains during the period.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or redemption fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI, and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A fund may compare its performance or the performance of securities in which it may invest to averages published by IBC USA (Publications), Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. The IBC/Donoghue's MONEY FUND AVERAGES(trademark)/Government, which is reported in the MONEY FUND
REPORT(registered trademark), covers over    228     government money
market funds; IBC/Donoghue's MONEY FUND AVERAGES(trademark)/All Taxable, which is reported in the MONEY FUND REPORT(registered trademark), covers
over    814     taxable money market funds; and IBC/Donoghue's MONEY FUND
AVERAGES(trademark)/All Tax-Free, which is reported in the MONEY FUND
REPORT(registered trademark), covers over    410     tax-free money market
funds.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders. A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
As of    October 31, 1996, F    MR advised over $   28     billion in
tax-free fund assets, $   93     billion in money market fund assets,
$   289     billion in equity fund assets, $   59     billion in
international fund assets, and $   24     billion in Spartan fund assets.
The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield. ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) a fund suspends the redemption of shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions
DIVIDENDS. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of each fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation.
To the extent that Municipal Money Market Portfolio's income is designated as federally tax-exempt interest, the daily dividends declared by the fund are also federally tax-exempt. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. These gains will be taxed as ordinary income.
Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (if any) for the prior year.
Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.
Municipal Money Market Portfolio purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.
As a result of the Tax Reform Act of 1986, interest on certain "private activity" securities is subject to the federal alternative minimum tax
(AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of Municipal Money Market Portfolio's policy on investing so that at least 80% of its income is free from federal income tax. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the the amount of AMT to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.
A portion of the gain on bonds purchased with market discount after April 30, 1993 and short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains. Dividend distributions resulting from a recharacterization of gain from the sale of bonds purchased with market discount after April 30, 1993 are not considered income for the purposes of Municipal Money Market Portfolio's policy of investing so that at least 80% of its income is free from federal income tax. Municipal Money Market Portfolio may distribute any net realized short-term capital gains and taxable market discounts once a year or more often, as necessary, to maintain its net asset value at $1.00 per share. Corporate investors should note that a tax preference item for the purposes of the corporate AMT is 75% of the amount by which adjusted current earnings (which includes tax-exempt interest) exceeds the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss will be disallowed to the extent of the amount of the exempt-interest dividend.
CAPITAL GAIN DISTRIBUTIONS. Each fund may distribute any net realized short-term capital gains once a year or more often as necessary, to maintain its net asset value at $1.00 per share. Money Market Portfolio and U.S. Government Portfolio do not anticipate earning long-term capital gains on securities held by the funds. Municipal Money Market Portfolio does not anticipate distributing long-term capital gains.
As of the fiscal    year ended July 31, 1996, Money Market Portfolio had a
capital loss carryforward aggregating approximately $79,000, all of which will expire on July 31, 2002.
As of the fiscal year ended July 31, 1996, U.S. Government Portfolio had a capital loss carryforward aggregating approximately $53,000. This loss carryforward, of which $3,000, $35,000 and $15,000 will expire on July 31, 2001, 2002, and 2003, respectively, is available to offset future capital gains.
As of the fiscal year ended July 31, 1996, Municipal Money Market Portfolio had a capital loss carryforward aggregating approximately $25,000. This loss carryforward, of which $3,000, $2,000, $5,000 and $15,000 will expire on July 31, 2000, 2001, 2002, and 2004, respectively, is available to offset future capital gains.
STATE AND LOCAL TAX ISSUES. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency backed securities, may not qualify for this benefit. The tax treatment of your dividend distributions from a fund will be the same as if you directly owned your proportionate share of the U.S. Government securities in the fund's portfolio. Because the income earned on most U.S. Government securities in which a fund invests is exempt from state and local income taxes, the portion of your dividends from the fund attributable to these securities will also be free from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities. In a number of states, corporate franchise (income) tax laws do not exempt interest earned on U.S. Government securities whether such securities are held directly or through a fund.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of Money Market Portfolio's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid and thereby allow shareholders to take a credit or deduction on their individual tax returns.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis.
Each fund is treated as a separate entity from the other funds of Daily Money Fund for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation. FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; FIIOC, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advis   ory Board, and executiv    e officers
of the trust are listed below. Except as indicated, each individual has
held the office shown or ot   her offices in the sa    me company for the
last five years. Trustees and officers elected or appointed to Daily Money
Fund prior to th   e funds' conversion     from series of a Massachusetts
business trust served in identical capacities. All persons named as
Trustees and M   embers of the     Advisory Board also serve in similar
capacities for other funds advised by FMR. The business address of each
T   rustee and officer w    ho is an "interested person" (as defined in the
1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees
   and Members of the Advisory Board     is Fidelity Investments, P.O. Box
9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3   d (66),     Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEA   D (55),     Trustee and Senior Vice President, is
President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far
East) Inc.
RALPH F. COX (64), Trust   ee (1991)    , is a management consultant
(1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVI   S (64),     Trustee (1992). Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
RICHARD J. FLY   NN (72),     Trustee and Chairman of the non-interested
Trustees, is a financial consultant. Prior to September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc., and he previously served as a Director of Mechanics Bank (1971-1995).
E. BRADLEY JON   ES (69),     Trustee. Prior to his retirement in 1984, Mr.
Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK    (64), T    rustee, is Executive-in-Residence (1995) at
Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Vice Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNC   H (53),     Trustee, is Vice Chairman and Director of FMR
(1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
   GERALD C. McDONOUGH (67), Trustee and Vice-Chairman of the
non-interested Trustees, is Chairman of G.M. Manag    ement Group
(strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of Brush-Wellman Inc. (metal refining), York International Corp. (air
conditioning and refrigeration),    Commercial Intertech Corp. (hydraulic
systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996.
EDWARD H. MALONE    (72), T    rustee. Prior to his retirement in 1985, Mr.
Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of the Naples Philharmonic Center for the Arts and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
MARVIN L. MANN    (63),     Trustee (1993) is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
THOMAS R. WILLIAM   S (68),     Trustee, is President of The Wales Group,
Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
WILLIAM O. McCO   Y (63),     Member of the Advisory Board (1996),    is
the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Weeks Corporation of Atlanta (real estate, 1994), and Carolina Power and Light Company (electric utility, 1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan Flager Business School (University of North Carolina at Chapel Hill).
SARAH ZENOBLE    (47), Vice President, is Vice President of Fidelity's
money market funds (1996) and Vice-President of FMR Texas Inc.
ARTHUR S. LORIN   G (49),     Secretary, is Senior Vice President (1993)
and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBE   R (49), Treas    urer (1995), is Treasurer of the
Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
THOMAS D. MAHE   R (51),     Assistant Vice President, is Assistant Vice
President of Fidelity's money market funds and Vice President and Associate General Counsel of FMR Texas Inc.
JOHN H. COSTELLO    (50), A    ssistant Treasurer, is an employee of FMR.
LEONARD M. RUS   H (50),     Assistant Treasurer (1994), is an employee of
FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
THOMAS J. SIM   PSON (38), Assistant Treasurer (1996), is Assistant
Treasurer of Fidelity's money market funds and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
LELAND C. BARR   ON (37),     Vice President (1989), is also Vice President
of other funds advised by FMR and an employee of FMR Texas Inc.
ROBERT LITTER   ST (36),     Vice President of Money Market Portfolio
(1992), is an employee of FMR Texas Inc.
   SCOTT A. ORR (34), Vice President (1992), is also Vice President of Municipal Money Market Portfolio (1996), and other funds advised by FMR and an employee of FMR.
The following table sets forth information describing the compensation of each current trustee of each fund for his or her services as trustee for
the fiscal year    ended July 31, 1    996.
COMPENSATION TABLE
      Aggregate Compensation




          J. Gary    Ralph  Phyllis Richard Edward C. E.      Donald  Peter S. Gerald C. Edward Marvin  Thomas   Willia   m
          Burkhead** F. Cox Burke   J.      Johnson   Bradley J. Kirk Lynch**  McDonough H.     L. Mann R.          O.
                            Davis   Flynn   3d**      Jones                              Malone         Williams    McCoy

Money     $ 0        $ 387  $ 373   $ 484   $ 0       $ 377   $ 377   $ 0      $ 373     $ 379  $ 379   $ 377    $ 99
Market
Portfolio

U.S.      0          75     73      94      0         73      73      0        72        73     73      73       17
Government
Portfolio

Municipal 0          47     45      59      0         46      46      0        4   5     46     46      46       11
Money
Market
Portfolio



Trustees                  Pension or           Estimated Annual    Total
                          Retirement           Benefits Upon       Compensation
                          Benefits Accrued     Retirement from     from the Fund
                          as Part of Fund      the Fund            Complex*
                          Expenses from the    Complex*
                          Fund Complex*

J. Gary Burkhead**        $ 0                  $ 0                 $ 0

Ralph F. Cox               5,200                52,000              128,000

Phyllis Burke Davis        5,200                52,000              125,000

Richard J. Flynn           0                    52,000              160,500

Edward C. Johnson 3d**     0                    0                   0

E. Bradley Jones           5,200                49,400              128,000

Donald J. Kirk             5,200                52,000              129,500

Peter S. Lynch**           0                    0                   0

Gerald C. McDonough        5,200                52,000              128,000

Edward H. Malone           5,200                44,200              128,000

Marvin L. Mann             5,200                52,000              128,000

Thomas R. Williams         5,200                52,000              125,000

   William O. McCoy          N/A                  N/A                  0


* Information is as of December 31, 1995 for 219 funds in the complex.
** Interested trustees of the fund are compensated by FMR.
The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. Each fund may invest in such designated securities under the Plan without shareholder approval.
Under a retirement program adopted in July 1988 and modified in November 1995, each non-interested Trustee may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee becomes eligible to participate in the program at the end of the calender year in which he or she reaches age 72, provided that, at the time of retirement, he or she has served as a Fidelity fund Trustee for at least five years. Currently, Messrs. Ralph S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
On    October 31    , 199   6, the Trustees, Members of the Advisory Board,
and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.
As of    October 31, 1996, the following owned of record or beneficially 5%
or more of outstanding shares of the funds:
MONEY MARKET PORTFOLIO: Muriel Siebert & Co., Inc., New York, NY - 13.73%; Securities America Inc., Omaha, NE - 9.65%; MMl Investor's Services Inc., Springfield, MA - 5.33%; H.D. Vest Advisory Services, Irving, TX - 5.16% U.S. GOVERNMENT PORTFOLIO: Saperston Financial Group, Buffalo, NY - 13.52%; GW & Wade, Wellesley, MA - 12.37%; Muriel Siebert & Co., Inc., New York, NY
- 10.63%; Securities America Inc., Omaha, NE - 7.51%; Citibank, Arizona, Phoenix, AZ - 5.69%; Brown, Lisle/Cummings, Inc., Providence, RI - 5.23%. MUNICIPAL MONEY MARKET PORTFOLIO: Securities America Inc., Omaha, NE -15.61%; Muriel Siebert & Co., Inc., New York, NY - 14.07%; The Boston Group, L.P., Los Angeles, CA - 5.48%.
MANAGEMENT CONTRACTS
Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are an "interested persons" of each fund or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
In addition to the management fees payable to FMR and the fees payable to UMB, FIIOC, and FSC, each fund pays all of its expenses, without limitation, that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with UMB or FIIOC, as applicable, pursuant to which UMB or FIIOC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. Each fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
FMR is each fund's manager pursuant to management contracts dated September 30, 1993, which were approved by shareholders on March 24, 1993.
For the services of FMR under each contract, each fund pays FMR a monthly management fee at the annual rate of 0.50% of average net assets throughout the month. Fees received by FMR for the last three fiscal years are shown in the table below.

Fund                               Fiscal Year Ended      Management Fees Paid to FMR   Management Fees Paid to
                                                                                        FMR after reimbursement

Money Market Portfolio                July 31, 1996        $ 5,493,30   5                $ 3,591,209

                                      July 31, 1995        $ 3,817,786                   $ 2,557,392

                                      July 31, 1994        $ 3,322,784                   $ 2,441,872



U.S. Government Portfolio             July 31, 1996        $ 1,034,073                   $ 627,139

                                      July 31, 1995        $ 1,295,663                   $ 1,014,365

                                      July 31, 1994        $ 1,571,910                   $ 1,419,388



Municipal Money Market Portfolio      July 31, 1996        $ 658,114                     $ 383,550

                                      July 31, 1995        $  597,379                    $  396,087

                                      July 31, 1994        $  662,897                    $  594,337


FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase each fund's total returns and yield and repayment of the reimbursement by each fund will lower its total returns and yield. During the fiscal periods reported, FMR voluntarily agreed, subject to revision or termination, to reimburse the funds to the extent that the fund's aggregate operating expenses were in excess of an annual rate of its average net assets. The table below identifies the funds in reimbursement; the level at which reimbursement began; and the dollar amount reimbursed for each period.
Fund   Level at Which Reimbursement Began   Dollar Amount Reimbursed


                               1996       1995      1994      1996                 1995          1994

Money Market Portfolio       0.99%         0.99%     0.99%    $ 1,902,09   6       $ 1,260,394   $ 880,912



U.S. Government Portfolio    0.99%         0.99%     0.99%     406,93   4           281,298        152,522



Municipal Money Market       0.99%         0.99%     0.99%     274,56   4           201,292        68,560
Portfolio



To comply with the California Code of Regulations, FMR will reimburse each fund if and to the extent that each fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating each fund's expenses for purposes of this regulation, each fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its distribution plan expenses and custodian fees attributable to investment in foreign securities. SUB-ADVISER. FMR has entered into a sub-advisory agreement with FMR Texas pursuant to which FMR Texas has primary responsibility for providing portfolio investment management services to each fund.
Under each sub-advisory agreement, dated September 30, 1993, which was approved by shareholders on March 24, 1993, FMR pays FMR Texas fees equal to 50% of the management fee payable to FMR under its management contract with each fund, after payments by FMR pursuant to each fund's 12b-1 plan, if any. The fees paid to FMR Texas are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. The following table shows fees FMR paid to FMR Texas on behalf of each fund.

                                      1996              1995        1994

Money Market Portfolio             $    1,373,386       $ 961,077   $ 88   3    ,835

U.S. Government Portfolio          $    282,649         $ 344,347   $ 358,950

Municipal Money Market Portfolio   $    165,355         $ 146,653   $ 187,077


CONTRACTS WITH FMR AFFILIATES
FIIOC, an affiliate of FMR, is the tr   ansfer, dividend disbursing, and
shareholder servicing agent for shares of Money Market Portfolio and U.S. Government Portfolio.
UMB is the transfer agent for shares of Municipal Money Market Portfolio. UMB has entered into a sub-contract with FIIOC under the terms of which FIIOC performs the processing activities associated with providing transfer agent and shareholder servicing functions for shares of Municipal Money Market Portfolio.
Under this arrangement FIIOC receives an annual account fee and an asset based fee each based on account size and fund type for each retail account and certain institutional accounts. With respect to certain institutional retirement accounts, FIIOC receives an annual account fee and an asset based fee based on account type or fund type. These annual account fees are subject to increase based on postal rate change.
For accounts that FIIOC maintains on behalf of UMB, FIIOC receives all such fees.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements. Also, FIIOC pays out-of-pocket expenses associated with transfer agent services. FSC, an affiliate of FMR, performs the calculations necessary to determine NAV and dividends for shares of Money Market Portfolio and U.S. Government Portfolio and maintain Money Market Portfolio's and U.S. Government Portfolio's accounting records. UMB has a sub-contract with FSC, under the terms of which FSC performs the calculations necessary to determine NAV and dividends for shares of Municipal Money Market Portfolio, and maintains the accounting records for Municipal Money Market Portfolio. The annual fee rates for pricing and bookkeeping services are based on each fund's average net assets, specifically, .0175% of the first $500 million of average net assets and .0075% of average net assets in excess of $500 million. The fee is limited to a minimum of $40,000 and a maximum of $800,000 per year.
Transfer agent fees    and pricing and bookkeeping fees for Municipal Money
Market Portfolio are paid to FIIOC and FSC, respectively, by UMB which is entitled to reimbursement from the fund, as applicable, for these expenses. Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC for the past three fiscal years were as follows:

                                      1996            1995               1994

Money Market Portfolio             $    132,892          $     107,425   $ 99,866

U.S. Government Portfolio          $    38,918        $ 45,4   46        $  55,216

Municipal Money Market Portfolio   $    39,758        $ 27,5   68        $  29,177


FSC also receives fees for administering each fund's securities lending program. For fiscal year ended July 31, 1996, 1995, and 1994, there were no securities lending fees incurred by the funds.
Each fund has a distribution agreement with NFSC, a Massachusetts corporation organized on June 3, 1981. NFSC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for NFSC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan on behalf of the funds (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.
Pursuant to the Plan, each fund pays NFSC a distribution fee at an annual rate of 0.35% of its average net assets determined as of the close of business on each day throughout the month.
   For the fiscal years ended July 31, 1996, 1995, and 1994, Money Market Portfolio paid distribution fees of $3,849,391, $2,672,415, and $2,325,949, respectively.
For the fiscal years ended July 31, 1996, 1995, and 1994, U.S. Government Portfolio paid distribution fees of $724,703, $906,961, and $1,100,338, respectively.
For the fiscal years ended July 31, 1996, 1995, and 1994, Municipal Money Market Portfolio paid distribution fees of $460,679, $418,166, and $463,096, respectively.
Under each Plan, if the payment of management fees by the funds to FMR is deemed to be indirect financing by the funds of the distribution of their shares, such payment is authorized by the Plans. Each Plan specifically recognizes that FMR may use its management fee revenue, past profits, or other resources from any other source to make payments to investment professionals that have selling agreements with the funds (qualified recipients) as compensation for distribution and ongoing shareholder support services.
NFSC may act in the capacity of a qualified recipient, and as such may receive compensation under the Plan. Qualified recipients, at their discretion, may retain any portion of the compensation they receive under the Plan.
Under the Plan, payments made by FMR on behalf of Money Market Portfolio to NFSC during the fiscal year ended July 31, 1996, 1995, and 1994 amounted to
$   2,746,533    , $1,895,583, and $1,555,114, respectively.
Under the Plan, payments made by FMR on behalf of U.S. Government Portfolio to NFSC during the fiscal year ended July 31, 1996, 1995, and 1994 amounted
to $   468,775    , $607,170, and $   854    ,010, respectively.
Under the Plan, payments made by FMR on behalf of Municipal Money Market Portfolio to NFSC during the fiscal year ended July 31, 1996, 1995, and
1994 amounted to $   327,405    , $304,074, and $288,744, respectively.
Out of fees paid by the Portfolios and FMR for the fiscal years ended July 31, 1996, 1995 and 1994, NFSC retained the following amounts:

                                   1996                 1995        1994

Money Market Portfolio             $    1,135,034       $ 824,898   $ 1,471,097

U.S. Government Portfolio           208,118               112,207     974,958

Municipal Money Market Portfolio    147,199               146,983     250,578

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and have determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. To the extent that the Plan gives FMR and NFSC greater flexibility in connection with the distribution of shares of each fund, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Plan does not provide for specific payments by the funds of any expenses of NFSC, or obligate NFSC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities. After payments by NFSC for advertising, marketing and distribution, and payments to third parties, the amounts remaining, if any, may be used as NFSC may elect.
The Plan was approved by each fund's shareholders, in connection with a reorganization transaction on September 29, 1993, pursuant to an Agreement and Plan of Conversion.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, NFSC believes that the Glass-Steagall Act should not prohibit a bank from performing shareholder support services, or servicing and recordkeeping functions. NFSC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulation pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Capital Reserves: Money Market Portfolio, Capital
Reserves: U.S. Government Portfolio, and Capital Reserves: Municipal Money Market Portfolio, are funds of Daily Money Fund, an open-end management investment company organized as a Delaware business trust on September 29, 1993. The funds acquired all of the assets of the Money Market Portfolio, U.S. Government Portfolio, and Municipal Money Market Portfolio, respectively, of Daily Money Fund on September 29, 1993. Currently, there are six funds of Daily Money Fund: Capital Reserves: Money Market Portfolio, Capital Reserves: U.S. Government Portfolio, Capital Reserves:
Municipal Money Market Portfolio, Money Market Portfolio, U.S. Treasury Portfolio, and Treasury Only. The Trust Instrument permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust and requires that a disclaimer be given in each contract entered into or executed by the trust or the Trustees. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
The Trust Instrument further provides that the Trustees, if they have exercised reasonable care, shall not be personally liable to any person other than the trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that Trustees are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Trust Instrument, call meetings of the trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees.
The trust or any fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by vote of the holders of a majority of the outstanding shares of the trust or the fund; however, the Trustees may, without prior shareholder approval, change the form of organization of the trust by merger, consolidation, or incorporation. If not so terminated or reorganized, the trust and its funds will continue indefinitely.
Under the Trust Instrument, the Trustees may, without shareholder vote, cause the trust to merge or consolidate into one or more trusts, partnerships, or corporations, or cause the trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the trust registration statement. Each fund may invest all of its assets in another investment company.
CUSTODIAN. The Bank of New York, 48 Wall Street, New York, New York, is custodian of the assets of Money Market Portfolio and U.S. Government Portfolio. UMB, 1010 Grand Avenue, Kansas City, Missouri 64106 is custodian
of the assets of Municipal Money Market Portfolio   . Each     custodian is
responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. A custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of its custodian and may purchase securities from or sell
securities to its custodian. Chase Manhattan Bank, headquartered    in New
York, also may serve as a special purpose custodian of certain assets of the taxable funds in connection with pooled repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. Coopers & Lybrand L.L.P., 1999 Bryan Street, Dallas, TX 75201 serves as the funds' independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements   ,     financial highlights for the
fiscal year ended July 31, 1996   , and the report of the auditors
theron     are included in the fund's Annual Report, which is a separate report supplied with this Statement of Additional Information. Each fund's
financial statements   ,     financial highlights   , and the report of the
auditors theron     are incorporated herein by reference.
APPENDIX
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.
DESCRIPTION OF MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS:
Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
 Leading market positions in well established industries.
 High rates of return on funds employed.
 Conservative capitalization structures with moderate reliance on debt and ample asset protection.
 Broad margins in earning coverage of fixed financial charges and with high internal cash generation.
 Well established access to a range of financial markets and assured sources of alternate liquidity.
Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS:
A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.
A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.
A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
PART C - OTHER INFORMATION
Item 24.  Financial Statements and Exhibits
    (a) 1.       Financial Statements and Financial Highlights included in
the Annual Report for Daily Money Fund on behalf of Money Market Portfolio:
Initial Class, U.S. Treasury Portfolio: Initial Class, and U.S. Treasury
Portfolio: Class B for the fiscal year ended July 31, 1996 are included in the funds' Prospectus, are incorporated by reference into the funds' Statement of Additional Information, and were filed on September 11, 1996 pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated by reference. Financial Statements and Financial Highlights included in the Annual Report for Daily Money Fund on behalf of Capital
Reserves: Money Market Portfolio, Capital Reserves: U.S. Government Portfolio, and Capital Reserves: Municipal Money Market Portfolio are incorporated by reference into the funds' Prospectus and Statement of Additional Information, and were filed on October 23, 1996 pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated by reference.
     (b) Exhibits:
 1. (a) Trust Instrument dated June 20, 1991 was electronically filed and is incorporated herein by reference to Exhibit 1(a) to Post Effective Amendment No. 22.
 (b) Certificate of Trust of Daily Money Fund II, dated June 20, 1991 was electronically filed and is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 30 .
 (c) Certificate of Amendment of Daily Money Fund II to Daily Money Fund, dated July 14, 1991 was electronically filed and is incorporated herein by reference as Exhibit 1(c) to Post Effective Amendment No. 30.
 2. (a) By-Laws of the Trust effective May 19, 1994 were electronically filed and are incorporated herein by reference to Exhibit 2(a) to Fidelity Union Street Trust II's Post-Effective Amendment No. 10.
 3.  Not applicable.
 4.  Not applicable.
 5. (a) Management Contract dated September 30, 1993 between Daily Money Fund, on behalf of U.S. Treasury Income Portfolio, and Fidelity Management & Research Company was electronically filed and is incorporated herein by reference as Exhibit 5(a) to Post-Effective Amendment No. 25.
 (b) Management Contract dated September 30, 1993 between Daily Money Fund, on behalf of Money Market Portfolio, and Fidelity Management & Research Company was electronically filed and is incorporated herein by reference as
Exhibit 5(b) to Post-Effective Amendment No. 25.
 (c) Management Contract dated September 30, 1993 between Daily Money Fund, on behalf of U.S. Treasury Portfolio, and Fidelity Management & Research Company was electronically filed and is incorporated herein by reference as
Exhibit 5(c) to Post-Effective Amendment No. 25.
 (d) Management Contract dated September 30, 1993 between Daily Money Fund, on behalf of Capital Reserves: Municipal Money Market Portfolio, and Fidelity Management & Research Company was electronically filed and is incorporated herein by reference as Exhibit 5(d) to Post-Effective Amendment No. 25.
 (e) Management Contract dated September 30, 1993 between Daily Money Fund, on behalf of Capital Reserves: Money Market Portfolio, and Fidelity Management & Research Company was electronically filed and is incorporated herein by reference as Exhibit 5(e) to Post-Effective Amendment No. 25.
 (f) Management Contract dated September 30, 1993 between Daily Money Fund, on behalf of Capital Reserves: U.S. Government Portfolio, and Fidelity Management & Research Company was electronically filed and is incorporated herein by reference as Exhibit 5(f) to Post-Effective Amendment No. 25.
 (g) Sub-Advisory Agreement dated September 30, 1993 between FMR Texas Inc. and Fidelity Management & Research Company, on behalf of Money Market Portfolio, was electronically filed and is incorporated herein by reference as Exhibit 5(g) to Post-Effective Amendment No. 25.
 (h) Sub-Advisory Agreement dated September 30, 1993 between FMR Texas Inc. and Fidelity Management & Research Company, on behalf of U.S. Treasury Portfolio, was electronically filed and is incorporated herein by reference as Exhibit 5(h) to Post-Effective Amendment No. 25.
 (i) Sub-Advisory Agreement dated September 30, 1993 between FMR Texas Inc. and Fidelity Management & Research Company, on behalf of Capital Reserves:
Money Market Portfolio, was electronically filed and is incorporated herein by reference as Exhibit 5(i) to Post-Effective Amendment No. 25.
 (j) Sub-Advisory Agreement dated September 30, 1993 between FMR Texas Inc. and Fidelity Management & Research Company, on behalf of Capital Reserves:
U.S. Government Portfolio, was electronically filed and is incorporated herein by reference as Exhibit 5(j) to Post-Effective Amendment No. 25.
 (k) Sub-Advisory Agreement dated September 30, 1993 between FMR Texas Inc. and Fidelity Management & Research Company, on behalf of Capital Reserves:
Municipal Money Market Portfolio, was electronically filed and is incorporated herein by reference as Exhibit 5(k) to Post-Effective Amendment No. 25.
 (l) Sub-Advisory Agreement dated September 30, 1993 between FMR Texas Inc. and Fidelity Management & Research Company, on behalf of U.S. Treasury Income Portfolio, was electronically filed and is incorporated herein by reference as Exhibit 5(l) to Post-Effective Amendment No. 25.
 6. (a) General Distribution Agreement dated September 30, 1993 between Daily Money Fund, on behalf of Money Market Portfolio, and Fidelity Distributors Corporation was electronically filed and is incorporated herein by reference as Exhibit 6(a) to Post-Effective Amendment No. 25.
 (b) General Distribution Agreement dated September 30, 1993 between Daily Money Fund, on behalf of U.S. Treasury Income Portfolio, and Fidelity Distributors Corporation was electronically filed and is incorporated herein by reference as Exhibit 6(b) to Post-Effective Amendment No. 25.
 (c) General Distribution Agreement dated September 30, 1993 between Daily Money Fund, on behalf of U.S. Treasury Income Portfolio, and Fidelity Distributors Corporation was electronically filed and is incorporated herein by reference as Exhibit 6(c) to Post-Effective Amendment No. 25.
 (d) General Distribution Agreement dated September 30, 1993 between Daily Money Fund, on behalf of Capital Reserves: U.S. Government Portfolio, and National Financial Services Corporation was electronically filed and is incorporated herein by reference as Exhibit 6(d) to Post-Effective Amendment No. 25.
 (e) General Distribution Agreement dated September 30, 1993 between Daily Money Fund, on behalf of Capital Reserves: Municipal Money Market Portfolio, and National Financial Services Corporation was electronically filed and is incorporated herein by reference as Exhibit 6(e) to Post-Effective Amendment No. 25.
 (f) General Distribution Agreement dated September 30, 1993 between Daily Money Fund, on behalf of Capital Reserves: Money Market Portfolio, and National Financial Services Corporation was electronically filed and is incorporated herein by reference as Exhibit 6(f) to Post-Effective Amendment No. 25.
 (g) Amendment, dated October 1, 1996, to the General Distribution Agreement between Daily Money Fund on behalf of Fidelity U.S. Treasury Income Portfolio and Fidelity Distributors Corporation is filed herein as
Exhibit 6(g).
 (h) Service Contract between Fidelity Distributors Corporation and "Qualified Receipients" with respect to shares of U.S. Treasury Portfolio and Money Market Portfolio was electronically filed and is incorporated herein by reference as Exhibit 6(g) to Post-Effective Amendment No. 34.
 (i) Service Contract (Administrative and Recordkeeping Services Only) between Fidelity Distributors Corporation and " Qualified Receipients" with repect to shares of U.S. Treasury Portfolio and Money Market Portfolio was electronically filed and is incorporated herein by reference as Exhibit 6(h) to Post-Effective Amendment No. 34.
 (j) Form of Selling Dealer Agreement for Bank Related Transactions (most recently revised June 1994) was electronically filed and is incorporated herein by reference to Exhibit 6(i) to Advisor Series II's Post-Effective Amendment No. 26.
 (k) Form of Selling Dealer Agreement (most recently revised July 1996) was electronically filed and is incorporated by reference to Exhibit 6 (i) to Fidelity Institutional Cash Portfolio's Post-Effective Amendment No. 32.
 7. (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners was electronically filed and is incorporated herein by reference to Exhibit 7 to Union Street Trust's Post-Effective Amendment No. 87.
 8 (a) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and the Fidelity Daily Money Fund Trust on behalf of Fidelity U.S. Treasury Income Portfolio; Money Market Portfolio; U.S. Treasury Portfolio; and, Capital Reserves: U.S. Government Portfolio and Money Market Portfolio is incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's Post-Effective Amendment No. 4 (File No. 33-52577).
 (b) Appendix A, dated August 31, 1996, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Daily Money Fund on behalf of Capital Reserves: Money Market Portfolio, Capital Reserves: U.S. Government Portfolio, Treasury Only, Money Market Portfolio, and U.S. Treasury Portfolio is filed herein as Exhibit 8(b).
 (c) Appendix B, dated July 31, 1996, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Daily Money Fund Trust on behalf of Fidelity U.S. Treasury Income Portfolio; Money Market Portfolio; U.S. Treasury Portfolio; and, Capital Reserves: U.S. Government Portfolio and Money Market Portfolio is incorporated herein by reference to Exhibit 8(c) of Fidelity Income Fund's Post-Effective Amendment No. 35 (File No. 2-92661).
 (d) Custodian Agreement, Appendix A, Appendix B, and Appendix C, dated December 1, 1994, between UMB Bank, n.a. and Daily Money Fund on behalf of Capital Reserves: Municipal Money Market Portfolio is incorporated herein by reference to Exhibit 8 of Fidelity California Municipal Trust's Post-Effective Amendment No. 28 (File No. 2-83367).
 (e) Fidelity Group Repo Custodian Agreement among The Bank of New York, J.
P. Morgan Securities, Inc., and the Fidelity Funds, was electronically filed and is incorporated herein by reference to Exhibit 8(d) to Fidelity Institutional Cash Portfolio's Post-Effective Amendment No. 31.
 (f) Schedule 1 to the Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and the Fidelity Funds was electronically filed and is incorporated herein by reference to Exhibit 8(e) to Post-Effectvie Amendment No 31
 (g) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Fidelity Funds was electronically filed and is incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 31.
 (h) Joint Trading Account Custody Agreement between the The Bank of New York and the Fidelity Funds was electronically filed and is incorporated herein by reference to Exhibit 8(h) to post-Effective Amendment No. 31.
 (i) First Amendment to Joint Trading Account Custody Agreement between the The Bank of New York and the Fidelity Funds was electronically filed and is incorporated herein by reference to Exhibit 8(i) to Post-Effective Amendment No. 31.
 9.  Not applicable.
 10.  None.
 11.  Consent of Coopers & Lybrand L.L.P. is electronically filed herein as
Exhibit 11.
 12.  None.
 13.  None.
 14. (a ) Retirement Plan for Fidelity Individual Retirement Accounts, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(a) to Union Street Trust's Post-Effective Amendment No. 87

 (b) Retirement Plan for Portfolio Advisory Services Individual Retirement Account, as currently in effect, was electronically filed and is incorporated herein by reference as Exhibit 14(i) to Union Street Trust's Post-Effective Amendment No. 87.
 (c) Retirement Plan for NFSC Individual Retirement Account, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(h) to Union Street Trust's Post-Effective Amendment No. 87.
 (d) NFSC Defined Contribution Plan, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(k) to Union Street's Trust Post-Effective Amendment No. 87.
 (e) Fidelity Institutional Individual Retirement Account Custodian Agreement and Disclosure Statement, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(d) to Union Street Trust's Post-Effective Amendment No. 87.
 (f) Fidelity 403(b)(7) Individual Custodial Agreement, as currently in effect, was electronically filed and is incorporated herein by reference to
Exhibit 14(j) to Union Street Trust's Post-Effective Amendment No. 87.
 (g) Fidelity 403(b) Custodial Agreement, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(e) to Union Street Trust's Post-Effective Amendment No. 87.
 (h) The CORPORATE plan for Retirement Profit Sharing/401k Plan, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(l) to Union Street Trust's Post-Effective Amendment No. 87.
 (i) The CORPORATE plan for Retirement Money Purchase Pension Plan, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(m) to Union Street Trust's Post-Effective Amendment No. 87.
 (j) Fidelity Advisor Funds Individual Retirement Account Custodial Agreement Disclosure Statement in effect as of January 1, 1994 was filed electronically and is incorporated herein by reference to Exhibit 14(b) to Advisor Series I Post-Effective Amendment No. 22.
 (k) Plymouth Defined Contribution Plan, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 14(o) to Commonwealth Trust's Post-Effective Amendment No. 57.
 15. (a) Service Plan dated September 30, 1993 between Daily Money Fund, Fidelity Management & Research Company, and Fidelity Distributors Corporation was electronically filed and is incorporated herein by reference as Exhibit 15(a) to Post-Effective Amendment No. 25.
 (b) Distribution and Service Plan dated September 30, 1993 for Daily Money
Fund: U.S. Treasury Income Portfolio was electronically filed and incorporated herein by reference as Exhibit 15(b) to Post-Effective Amendment No. 25.
 (c) Distribution and Service Plan dated September 30, 1993 for Daily Money
Fund: Capital Reserves: Money Market Portfolio, U.S. Government Portfolio, and Municipal Money Market Portfolio was electronically filed and is incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 30.
 (d) Distribution and Service Plan for Class B of Daily Money Fund: U.S. Treasury Portfolio was electronically filed and is incorporated herein by reference as Exhibit 15(d) to Post-Effective Amendment No. 30 .
 (e) Distribution and Service Plan pursuant to Rule 12b-1, for Treasury Only Class II was electronically filed and is incorporated herein by reference as Exhibit 15(e) to Post-Effective Amendment 31. Service Contract between F
 (f) Distribution and Service Plan pursuant to Rule 12b-1, for Treasury Only Class III was electronically filed and is incorporated herein by reference as Exhibit 15(f) to Post-Effective Amendment No. 31.
 16. Schedules for computations of performance quotations for Daily Money
Fund: Treasury Only were electronically filed and are incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 30.
 17. A Financial Data Schedule is electronically filed herein as Exhibit
17.
 18. A Multiple Class of Shares Plan was electronically filed and is incorporated herein by reference as Exhibit 18 to Post-Effective Amendment 31.

Item 25.  Persons Controlled by or under Common Control with Registrant
 The Board of Trustees of Registrant is the same as the boards of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26.  Number of Holders of Securities
As of  October 31, 1996
Title of Class   Number of Record Holders

Money Market Portfolio - Initial Class               204,512

U.S. Treasury Portfolio - Initial Class              33,811

U.S. Treasury Portfolio-Class B                      711

Treasury Only - Class I                              2,038

Treasury Only - Class II                             14

Treasury Only - Class III                            171

Capital Reserves: Money Market Portfolio             157,199

Capital Reserves: U.S. Government Portfolio          13,971

Capital Reserves: Municipal Money Market Portfolio   11,542

Item 27.  Indemnification
 Pursuant to Del. Code Ann. title 12 (sub-section) 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument states that the Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer, or both, and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of their own disabling conduct.
 Pursuant to the agreement by which Fidelity Investments Institutional Operations Company ("FIIOC") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify FIIOC for FIIOC's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Portfolio for the same events. Under the Transfer Agency Agreement, the Registrant agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder which names the Transfer Agent and/or the Registrant as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Registrant, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.]
 Pursuant to the agreement by which Fidelity Investments Institutional Operations Company ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.





Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d        Chairman of the Executive Committee of FMR; President
                            and Chief Executive Officer of FMR Corp.; Chairman of
                            the Board and Director of FMR, FMR Corp., FMR Texas
                            Inc., FMR (U.K.) Inc., and FMR (Far East) Inc.; Chairman
                            of the Board and Representative Director of Fidelity
                            Investments Japan Limited; President and Trustee of funds
                            advised by FMR.



J. Gary Burkhead            President and Director of FMR, FMR Texas Inc., FMR
                            (U.K.) Inc., and FMR (Far East) Inc.; Managing Director of
                            FMR Corp.; Senior Vice President and Trustee of funds
                            advised by FMR.



Peter S. Lynch              Vice Chairman of the Board and Director of FMR.



Marta Amieva                Vice President of FMR.



Dwight D. Churchill         Vice President of FMR.



John D. Crumrine            Assistant Treasurer of FMR, FMR (U.K.) Inc., FMR (Far
                            East) Inc., and FMR Texas Inc.; Vice President and
                            Treasurer of FMR Corp.



William Danoff              Vice President of FMR and of a fund advised by FMR.



Scott E. DeSano             Vice President of FMR.



Craig P. Dinsell            Vice President of FMR.



Penelope Dobkin             Vice President of FMR and of a fund advised by FMR.



George C. Domolky           Vice President of FMR.



Larry A. Domash             Vice President of FMR.



Bettina Doulton             Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle           Vice President of FMR and a fund advised by FMR.



Richard B. Fentin           Senior Vice President of FMR and Vice President of a fund
                            advised by FMR.



Gregory Fraser              Vice President of FMR and of a fund advised by FMR.



Jay Freedman                Assistant Clerk of FMR; Clerk of FMR Corp., FMR (U.K.)
                            Inc., and FMR (Far East) Inc.; Secretary of FMR Texas Inc.



Robert Gervis               Vice President of FMR.



David L. Glancy             Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant              Vice President of FMR and of funds advised by FMR.



Michael S. Gray             Vice President of FMR and of funds advised by FMR.



Lawrence Greenberg          Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield         Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer              Vice President of FMR.



Bart Grenier                Vice President of FMR.



Robert Haber                Vice President of FMR.



Richard C. Habermann        Senior Vice President of FMR; Vice President of funds
                            advised by FMR.



William J. Hayes            Senior Vice President of FMR; Vice President of Equity
                            funds advised by FMR.



Richard Hazlewood           Vice President of FMR and of a fund advised by FMR.



Fred L. Henning Jr.         Senior Vice President of FMR; Vice President of
                            Fixed-Income funds advised by FMR.



John R. Hickling            Vice President of FMR and of a fund advised by FMR.



Robert F. Hill              Vice President of FMR; Director of Technical Research.



Curt Hollingsworth          Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson          Vice President of FMR and of a fund advised by FMR.



Stephen P. Jonas            Vice President of FMR; Treasurer of FMR, FMR (U.K.)
                            Inc., FMR (Far East) Inc., and FMR Texas Inc.



David B. Jones              Vice President of FMR.



Steven Kaye                 Vice President of FMR and of a fund advised by FMR.



Francis V. Knox             Vice President of FMR; Compliance Officer of FMR (U.K.)
                            Inc.



David P. Kurrasch           Vice President of FMR.



Robert A. Lawrence          Senior Vice President of FMR; Vice President of High
                            Income funds advised by FMR.



Alan Leifer                 Vice President of FMR.



Harris Leviton              Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Arthur S. Loring            Senior Vice President, Clerk, and General Counsel of FMR;
                            Vice President/Legal, and Assistant Clerk of FMR Corp.;
                            Secretary of funds advised by FMR.



Richard R. Mace Jr.         Vice President of FMR and of funds advised by FMR.



Malcolm W. MacNaught II     Vice President of FMR and of a fund advised by FMR.



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David L. Murphy             Vice President of FMR and of funds advised by FMR.



Andrew S. Offit             Vice President of FMR and of a fund advised by FMR.



Jacques Perold              Vice President of FMR.



Brian S. Posner             Vice President of FMR and of a fund advised by FMR.



Anne Punzak                 Vice President of FMR.



Kenneth A. Rathgeber        Vice President of FMR; Treasurer of funds advised by
                            FMR.



Lee H. Sandwen              Vice President of FMR.



Patricia A. Satterthwaite   Vice President of FMR and of a fund advised by FMR.



Thomas T. Soviero           Vice President of FMR and of a fund advised by FMR.



Richard Spillane            Vice President of FMR; Senior Vice President and Director
                            of Operations and Compliance of FMR (U.K.) Inc.



Robert E. Stansky           Senior Vice President of FMR; Vice President of a fund
                            advised by FMR.



Thomas Sweeney              Vice President of FMR and of a fund advised by FMR.





Beth F. Terrana             Senior Vice President of FMR; Vice President of a fund
                            advised by FMR.



Yoko Tilley                 Vice President of FMR.



Joel C. Tillinghast         Vice President of FMR and of a fund advised by FMR.



Robert Tuckett              Vice President of FMR.



Jennifer Uhrig              Vice President of FMR and of a fund advised by FMR.



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR.




(2)  FMR TEXAS INC. (FMR Texas)
 FMR Texas provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR
                       Texas, FMR, FMR Corp., FMR (Far East) Inc., and FMR (U.K.) Inc.; Chairman of the
                       Executive Committee of FMR; President and
                       Chief Executive Officer of FMR Corp.;
                       Chairman of the Board and Representative
                       Director of Fidelity Investments Japan Limited;
                       President and Trustee of funds advised by FMR.



J. Gary Burkhead       President and Director of FMR Texas, FMR,
                       FMR (Far East) Inc., and FMR (U.K.) Inc.;
                       Managing Director of FMR Corp.; Senior Vice
                       President and Trustee of funds advised by FMR.



Robert H. Auld         Vice President of FMR Texas.



Leland C. Barron       Vice President of FMR Texas and of funds
                       advised by FMR.



Robert K. Duby         Vice President of FMR Texas and of funds
                       advised by FMR.



Robert Litterst        Vice President of FMR Texas and of funds
                       advised by FMR.



Thomas D. Maher        Vice President of FMR Texas and Assistant Vice
                       President of Money Market funds advised by FMR.



Scott A. Orr           Vice President of FMR Texas and of funds
                       advised by FMR.



Burnell R. Stehman     Vice President of FMR Texas and of funds
                       advised by FMR.



John J. Todd           Vice President of FMR Texas and of funds
                       advised by FMR.



Sarah H. Zenoble       Vice President of FMR Texas and of Money
                       Market funds advised by FMR.



Stephen P. Jonas       Treasurer of FMR Texas, FMR (U.K.) Inc.,
                       FMR (Far East) Inc., and FMR; Vice President of FMR.



John D. Crumrine       Assistant Treasurer of FMR Texas, FMR (U.K.)
                       Inc., FMR (Far East) Inc., and FMR; Vice
                       President and Treasurer of FMR Corp.



Jay Freedman           Secretary of FMR Texas; Clerk of FMR (U.K.)
                       Inc., FMR (Far East) Inc., and FMR Corp.;
                       Assistant Clerk of FMR.


Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Michael Mlinac         Director                   None

Mark Peterson          Director                   None

Neal Litvack           President                  None

Arthur S. Loring       Vice President and Clerk   Secretary

Caron Ketchum          Treasurer and Controller   None

Gary Greenstein        Assistant Treasurer        None

Jay Freedman           Assistant Clerk            None

Linda Holland          Compliance Officer         None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Co., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodians UMB Bank, n.a., 1010 Grand Avenue, Kansas City, MO. and The Bank of New York, 48 Wall Street, New York, N.Y.
Item 31. Management Services
  Not applicable.
Item 32. Undertakings

  Not applicable.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 40 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the___ day of November, 1996.
      Daily Money Fund
      By /s/Edward C. Johnson 3d          (dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
       (Signature)   (Title)   (Date)


/s/Edward C. Johnson 3d  (dagger)    President and Trustee           November 13, 1996

Edward C. Johnson 3d                 (Principal Executive Officer)



/s/Kenneth A. Rathgeber ***          Treasurer                       November 13, 1996

Kenneth A. Rathgeber



/s/J. Gary Burkhead                  Trustee                         November 13, 1996

J. Gary Burkhead



/s/Ralph F. Cox                 *    Trustee                         November 13, 1996

Ralph F. Cox



/s/Phyllis Burke Davis      **       Trustee                         November 13, 1996

Phyllis Burke Davis



/s/Richard J. Flynn            *     Trustee                         November 13, 1996

Richard J. Flynn



/s/E. Bradley Jones           **     Trustee                         November 13, 1996

E. Bradley Jones



/s/Donald J. Kirk               *    Trustee                         November 13, 1996

Donald J. Kirk



/s/Peter S. Lynch               **   Trustee                         November 13, 1996

Peter S. Lynch



/s/Edward H. Malone        *         Trustee                         November 13, 1996

Edward H. Malone



/s/Marvin L. Mann            *       Trustee                         November 13, 1996

Marvin L. Mann



/s/Gerald C. McDonough  *            Trustee                         November 13, 1996

Gerald C. McDonough



/s/Thomas R. Williams       *        Trustee                         November 13, 1996

Thomas R. Williams




(dagger) Signatures affixed by J.Gary Burkhead pursuant to a power of attorney dated October 17, 1996 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated October 17, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 15, 1994 and filed herewith.
***Signature affixed by John Costello pursuant to a power of attorney dated October 17, 1996 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:


Daily Money Fund                         Fidelity Institutional Cash Portfolios
Daily Tax-Exempt Money Fund              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Aberdeen Street Trust           Fidelity Money Market Trust
Fidelity Beacon Street Trust             Fidelity Municipal Trust II
Fidelity California Municipal Trust II   Fidelity New York Municipal Trust II
Fidelity Court Street Trust II           Fidelity Phillips Street Trust
Fidelity Hereford Street Trust           Fidelity Revere Street Tust
                                         Fidelity Union Street Trust II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or Gerneral Partner (collectively, the "Funds"), hereby severally constitute and appoint J. Gary Burkhead my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, any Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d         October 17, 1996

Edward C. Johnson 3d


POWER OF ATTORNEY
 I, the undersigned Treasurer and principal financial and accounting officer of the following investment companies:

Daily Money Fund                         Fidelity Institutional Tax-Exempt Cash Portfolios
Daily Tax-Exempt Money Fund              Fidelity Money Market Trust
Fidelity Aberdeen Street Trust           Fidelity Municipal Trust II
Fidelity Beacon Street Trust             Fidelity New York Municipal Trust II
Fidelity California Municipal Trust II   Fidelity Phillips Street Trust
Fidelity Court Street Trust II           Fidelity Revere Street Trust
Fidelity Hereford Street Trust           Fidelity Union Street Trust II
Fidelity Institutional Cash Portfolios


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individuals serves as Treasurer and principal financial and accounting officer (collectively, the "Funds"), hereby severally constitute and appoint John H. Costello and John E. Ferris each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them to sign for me and in my name in the appropriate capacity, any Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS my hand on the date set forth below.


/s/Kenneth A. Rathgeber      October 17, 1996
Kenneth A. Rathgeber
POWER OF ATTORNEY
 We, the undersigned Directors, Trustees or General Partners, as the case may be, of the following investment companies:

Daily Money Fund                         Fidelity Institutional Tax-Exempt Cash Portfolios
Daily Tax-Exempt Money Fund              Fidelity Institutional Investors Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust II
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Court Street Trust II           Fidelity New York Municipal Trust II
Fidelity Hereford Street Trust           Fidelity Phillips Street Trust
Fidelity Institutional Cash Portfolios   Fidelity Union Street Trust II


in addition to any other investment company for which Fidelity Management & Research Company acts as investment adviser and for which the undersigned individual serves as a Director, Trustee or General Partner (collectively, the "Funds"), hereby severally constitute and appoint Arthur J. Brown, Arthur C. Delibert, Robert C. Hacker, Richard M. Phillips, Dana L. Platt and Stephanie A. Djinis, each of them singly, my true and lawful attorney-in-fact, with full power of substitution, and with full power to each of them, to sign for me and my name in the appropriate capacities any Registration Statements of the Funds on Form N-1A or any successor thereto, any and all subsequent Pre-Effective Amendments or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS our hands on this fifteenth day of December, 1994.
/s/Edward C. Johnson 3d         /s/Donald J. Kirk

Edward C. Johnson 3d            Donald J. Kirk





/s/J. Gary Burkhead             /s/Peter S. Lynch

J. Gary Burkhead                Peter S. Lynch





/s/Ralph F. Cox                 /s/Marvin L. Mann

Ralph F. Cox                    Marvin L. Mann





/s/Phyllis Burke Davis          /s/Edward H. Malone

Phyllis Burke Davis             Edward H. Malone





/s/Richard J. Flynn             /s/Gerald C. McDonough

Richard J. Flynn                Gerald C. McDonough





/s/E. Bradley Jones             /s/Thomas R. Williams

E. Bradley Jones                Thomas R. Williams

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Daily Money Fund                         Fidelity Institutional Tax-Exempt Cash Portfolios
Daily Tax-Exempt Money Fund              Fidelity Money Market Trust
Fidelity Aberdeen Street Trust           Fidelity Municipal Trust II
Fidelity Beacon Street Trust             Fidelity New York Municipal Trust II
Fidelity California Municipal Trust II   Fidelity Phillips Street Trust
Fidelity Court Street Trust II           Fidelity Revere Street Trust
Fidelity Hereford Street Trust           Fidelity Union Street Trust II
Fidelity Institutional Cash Portfolios


plus any other investment company for which Fidelity Management & Research Company or an affiliateacts as investment adviser and for which the undersigned individuals serve as Directors, Trustees or General Partners (collectively, the "Funds"), hereby severally constitute and appoint Arthur
J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas
M. Leahey, Richard M. Phillips and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, any Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS our hands on this seventeenth day of October, 1996.
/s/Edward C. Johnson 3d              /s/Donald J. Kirk

Edward C. Johnson 3d                 Donald J. Kirk



/s/J. Gary Burkhead                  ___________________

J. Gary Burkhead                     Peter S. Lynch



/s/Ralph F. Cox                      /s/Gerald C. McDonough

Ralph F. Cox                         Gerald C. McDonough



___________________                  /s/Edward H. Malone

Phyllis Burke Davis                  Edward H. Malone



/s/Richard J. Flynn                  /s/Marvin L. Mann

Richard J. Flynn                     Marvin L. Mann



___________________                  /s/Thomas R. Williams

E. Bradley Jones                     Thomas R. Williams